SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                            MASON STREET FUNDS, INC.
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:
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                            [Mason Street FUNDS LOGO]

                            MASON STREET FUNDS, INC.
                            720 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202
                                  414-271-1444

Dear Shareholder:

     Enclosed is a Notice of Special Meeting of Shareholders of Mason Street Funds, Inc., a Maryland corporation ("MSF"). The Special Meeting will be held on May 1, 2003, at 8:30 a.m., local time, at 720 East Wisconsin Avenue, 8th Floor Auditorium, Milwaukee, Wisconsin 53202. The accompanying Proxy Statement details the proposals being presented for your consideration as a shareholder in one or more of the series, or funds, of MSF (each a "Fund," or collectively, the "Funds").

     The Special Meeting will consider several proposals and shareholders will be asked to:

     1. Elect five directors, each of whom will serve a twelve-year term or until his or her successor is elected and qualified;

     2. Approve an Amended Investment Advisory Agreement with Mason Street Advisors, LLC for the Large Cap Core Stock Fund (formerly, the Growth and Income Stock Fund). (This proposal applies to the Large Cap Core Stock Fund only);

     3. Approve amendments to certain fundamental investment restrictions of each of the Funds;

     4. Approve reclassifying the Index 500 Stock Fund and Index 400 Stock Fund as non-diversified funds under the Investment Company Act of 1940, as amended, and eliminating the diversification restriction as a fundamental restriction for such funds. (This proposal applies to the Index 500 Stock Fund and Index 400 Stock Fund only);

     5. Approve the elimination of certain fundamental investment restrictions of the Funds;

     6. Transact any other business that may properly come before the meeting or any postponements or adjournments thereof.

     A proxy card for the Special Meeting is enclosed. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SPECIAL MEETING.

     Thank you for your cooperation and continued support.

                                             Sincerely,

                                             /s/ Mark G. Doll

                                             Mark G. Doll
                                             President

Milwaukee, Wisconsin
March 18, 2003

Note: If you own shares of more than one Fund, you may receive more than one proxy card. PLEASE COMPLETE EACH CARD PROVIDED so that each Fund will have the quorum needed to conduct its business.

                            MASON STREET FUNDS, INC.
                            720 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202
                                  414-271-1444

                          ----------------------------
                  Notice of Special Meeting of Shareholders of
                            Mason Street Funds, Inc.
                          ----------------------------

                            To be Held on May 1, 2003

     To the shareholders (the "Shareholders") of each of the Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, International Equity Fund, Index 400 Stock Fund, Growth Stock Fund, Large Cap Core Stock Fund (formerly, the Growth and Income Stock Fund), Index 500 Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund (collectively, the "Funds"):

     NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders (the "Special Meeting") of Mason Street Funds, Inc. ("MSF") will be held at 702 East Wisconsin Avenue, 8th Floor Auditorium, Milwaukee, Wisconsin 53202, on May 1, 2003 at 8:30 a.m., local time, for the following purposes:

     1. To elect five directors, each of whom will serve a twelve-year term until his or her successor is elected and qualified;

     2. To approve an Amended Investment Advisory Agreement with Mason Street Advisors, LLC for the Large Cap Core Stock Fund (formerly, the Growth and Income Stock Fund). (This proposal applies to the Large Cap Core Stock Fund only);

     3.   To amend certain of the fundamental investment restrictions of the
          Funds:

          (a) (i) To amend the Funds' fundamental investment restriction regarding industry concentration. (This proposal applies to all of the Funds except the Index 500 Stock Fund and the Index 400 Stock Fund);

               (ii) To amend the industry concentration investment restriction of the Index 500 Stock Fund and Index 400 Stock Fund to provide that such funds may concentrate their investments as defined under the Investment Company Act of 1940, as amended. (This proposal applies to the Index 500 Stock Fund and Index 400 Stock Fund only);

          (b) To amend the Funds' fundamental investment restriction regarding issuing senior securities and borrowing;

          (c) To amend the Funds' fundamental investment restriction regarding lending;

          (d) To amend the Funds' fundamental investment restriction regarding underwriting securities;

          (e) To amend the Funds' fundamental investment restriction regarding investing in commodities;

     4. To reclassify the Index 500 Stock Fund and the Index 400 Stock Fund as non-diversified funds under the Investment Company Act of 1940, as amended, and to eliminate the diversification restriction as a fundamental investment restriction for such funds;

     5.   To eliminate certain fundamental investment restrictions:

          (a) To eliminate the Funds' fundamental investment restriction regarding diversification of investments (all Funds except the Index 500 Stock Fund and the Index 400 Stock Fund);

          (b) To eliminate the Funds' fundamental investment restriction regarding acquiring more than a certain percentage of securities of any one issuer;

          (c) To eliminate the Funds' fundamental investment restriction regarding making short sales;

          (d) To eliminate the Funds' fundamental investment restriction regarding purchasing securities on margin;

          (e) To eliminate the Funds' fundamental investment restriction regarding making loans for non-business purposes or to unseasoned issuers;

          (f) To eliminate the Funds' fundamental investment restriction regarding investment in other investment companies;

          (g) To eliminate the Funds' fundamental investment restriction regarding liquidity;

          (h) To eliminate the Funds' fundamental investment restriction regarding investing for control or influence; and

     6. To transact any other business that may come before the meeting or any postponements or adjustments thereof.

     Shareholders of record as of the close of business on February 28, 2003 (the "Record Date") are entitled to notice of, and to vote at, this Special Meeting or any adjournment or postponement thereof. You are invited to attend the meeting, but if you cannot do so, please complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote quickly and easily at the website listed on your proxy card, by mailing your proxy, or you may vote in person at the meeting. You may change your vote even though a proxy has already been returned either by written notice to MSF, by submitting a subsequent proxy or by voting in person at the meeting.

The attached Proxy Statement provides more information concerning each of the proposed items upon which Shareholders will be asked to vote.

     The Shareholder meeting is expected to be very brief because there will be no planned investment discussion.

                                             By Order of the Board of Directors,

                                             /s/ Merrill C. Lundberg

                                             Merrill C. Lundberg
                                             Secretary

Milwaukee, Wisconsin
March 18, 2003

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----
Questions and Answers About the Special Meeting ...................        1
The Proposals .....................................................       10
Proposal 1:   Election of Five Directors to the MSF Board of
              Directors ...........................................       10
Proposal 2:   To approve an Amended Investment Advisory
              Agreement With Mason Street Advisors, LLC
              ("MSA") for the Large Cap Core Stock Fund
              (formerly, the Growth and Income Stock Fund) ........       16
Proposal 3:   To approve changes to the Funds' fundamental
              investment restrictions .............................       24
              3(a):  Industry Concentration .......................       24
              3(b):  Issuing Senior Securities/Borrowing ..........       27
              3(c):  Lending ......................................       31
              3(d):  Underwriting Securities ......................       33
              3(e):  Commodities ..................................       34
Proposal 4:   To reclassify the Index 500 Stock Fund and the
              Index 400 Stock Fund as non-diversified under the
              Investment Company Act of 1940, as amended, and
              to eliminate the diversification restriction for such
              funds as a fundamental restriction ..................       36
Proposal 5:   To eliminate certain of the Funds' fundamental
              investment restrictions .............................       38
              5(a):  Diversification ..............................       39
              5(b):  Acquiring more than a certain percentage of
                     securities of any one issuer .................       40
              5(c):  Making short sales ...........................       41
              5(d)   Purchasing securities on margin ..............       42
              5(e):  Making loans for non-business purposes or to
                     unseasoned issuers ...........................       43
              5(f):  Investment in other investment companies .....       44
              5(g):  Liquidity ....................................       45
              5(h):  Making investments in companies for the
                     purpose of exercising control or influence ...       46
General Information about the Funds ...............................       47
Other Business ....................................................       49
Executive Officer and Director Information ........................   Appendix A
Security Ownership of Certain Owners and Management ...............   Appendix B
Amended Investment Advisory Agreement by and between MSA
and certain of the Funds ..........................................   Appendix C

                            MASON STREET FUNDS, INC.
                            720 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202
                                  414-271-1444

                          ----------------------------
                                 Proxy Statement
                    For a Special Meeting of Shareholders of
                            Mason Street Funds, Inc.
                            To be Held on May 1, 2003
                          ----------------------------

                 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
                             AND THE PROXY STATEMENT

INFORMATION ABOUT VOTING

Q.   Who is asking for my vote?

A. The Board of Directors (the "Board") of Mason Street Funds, Inc. ("MSF") has requested that shareholders of MSF as of the close of business on February 28, 2003 ("Shareholders") vote on several matters in connection with the special meeting of Shareholders of the various funds of MSF (the "Special Meeting"). The Special Meeting will be held at 8:30 a.m., local time, on May 1, 2003, at 720 East Wisconsin Avenue, 8th Floor Auditorium, Milwaukee, Wisconsin 53202. MSF proposes to mail the Notice of the Special Meeting, the proxy card and the Proxy Statement to Shareholders on or about March 18, 2003. This Proxy Statement relates to each of the eleven (11) series, or funds, of MSF (each a "Fund," and together, the "Funds").

Q.   Who is eligible to vote?

A. Shareholders of record of the Funds at the close of business on February 28, 2003 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or at any adjournment or postponement of the Special Meeting on each of the proposals applicable to the Fund(s) for which they hold shares. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on each matter presented at the Special Meeting.

Q.   How do I vote my shares?

A. You may vote your shares in writing by executing the enclosed proxy card(s), submitting your proxy via the Internet, or in person at the meeting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To vote via the Internet, please access the website listed on your proxy card(s). To vote via the Internet, you will need the "control number" that appears on your proxy card. The Internet voting procedures are designed to authenticate Shareholder identities, to allow Shareholders to give their voting instructions and to confirm that Shareholders' instructions have been recorded properly. If you vote via the Internet, you may incur costs associated with electronic access providers and telephone companies.

     Proxy cards that are properly signed, dated and received at or prior to the Special Meeting and proper voting instructions received via the Internet will be voted as specified. If you sign, date and return the proxy card, but do not specify a vote for one or more of the Proposals, your shares will be voted by the proxies for the proposals on which you have not specified a vote as follows:

     o IN FAVOR of electing each of the five director nominees to the Board of Directors of MSF (Proposal 1);

     o IN FAVOR of approving an Amended Investment Advisory Agreement with Mason Street Advisors, LLC for the Large Cap Core Stock Fund (formerly, the Growth and Income Stock Fund). (This proposal will be voted on by the shareholders of the Large Cap Core Stock Fund only.) (Proposal 2);

     o IN FAVOR of the proposed amendments to certain of the fundamental investment restrictions that apply to your Fund(s) (Proposals 3(a)-3(e));

     o IN FAVOR of the reclassification of the Index 500 Stock Fund and the Index 400 Stock Fund as non-diversified funds under the Investment Company Act of 1940, as amended (the "1940 Act") and elimination of the diversification restriction as a fundamental investment restriction for such funds. (This proposal will be voted on by the shareholders of the Index 500 Stock Fund and the Index 400 Stock Fund only.) (Proposal 4); and

     o IN FAVOR of the proposed elimination of certain of the fundamental investment restrictions that apply to your Fund(s) (Proposals 5(a)-5(h)).

Q.   If I send my proxy in now as requested, can I change my vote later?

A. You may revoke your proxy at any time prior to its exercise by voting in person at the Special Meeting or by submitting, before the meeting, written notice of revocation, a later-dated proxy or a later-dated vote via the Internet. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy or vote over the Internet. This will help us ensure that an adequate number of shares are present for the Special Meeting.

Q.   How should I sign my proxy card?

A. The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Funds involved in validating your vote if you fail to sign the proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the registration.

     3. All other accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

          Registration                                   Valid Signature
          ------------                                 --------------------

          Corporate Accounts

          (1) ABC Corp.                                ABC Corp.
          (2) ABC Corp.                                John Doe, Treasurer
          (3) ABC Corp., c/o John Doe Treasurer        John Doe
          (4) ABC Corp. Profit Sharing Plan            John Doe, Trustee

          Trust Accounts

          (1) ABC Trust                                Jane B. Doe, Trustee
          (2) Jane B. Doe, Trustee, v/t/d 12/28/78     Jane B. Doe

          Custodian of Estate Accounts

          (1) John B. Smith, Cust.                     John B. Smith
              f/b/o John B. Smith, Jr., UGMA
          (2) John B. Smith                            John B. Smith, Jr.
                                                       Executor

INFORMATION ABOUT THE PROPOSALS

Q.  What is the purpose of this Proxy Statement?

A. The principal purpose of this Proxy Statement is to seek Shareholder approval of the matters identified in the table below.

                                                            Shareholders
                              Proposal                        Solicited
     --------------------------------------------------  -------------------

1. To elect five directors, each of whom will serve a Each Fund twelve-year term or until his or her successor is elected and qualified;

2.   To approve an Amended Investment Advisory           Large Cap Core
     Agreement with Mason Street Advisors, LLC for the   Stock Fund
     Large Cap Core Stock Fund (formerly, the Growth and Income Stock Fund);

3. To approve amendments to certain fundamental investment restrictions of the Funds:

     3(a)(i):  To approve a change to the Funds'         Each Fund (except
               fundamental investment restriction        the Index 500 Stock
               regarding industry concentration to       Fund and the Index
               provide greater investment flexibility    400 Stock Fund)
               and to clarify the concentration policy
               to provide that concentration is
               determined by looking at "net" assets
               and to exempt from the 25% limitation
               securities of other investment
               companies;

        (ii):  To approve a change to the industry       Index 500 Stock
               concentration restriction of the Index    Fund and Index 400
               500 Stock Fund and Index 400 Stock Fund   Stock Fund
               to provide that such funds may
               concentrate their investments as defined in the 1940 Act;

     3(b):     To approve a change to the Funds'         Each Fund
               fundamental investment restriction
               regarding issuing senior securities and
               borrowing to provide clarification and
               to provide the Funds with greater
               borrowing flexibility;

     3(c):     To approve a change to the Funds'         Each Fund
               fundamental investment restriction
               regarding lending to provide greater
               lending flexibility;

                                                            Shareholders
                              Proposal                        Solicited
     --------------------------------------------------  -------------------

     3(d):     To approve a change to the Funds'         Each Fund
               fundamental investment restriction
               regarding underwriting to provide
               clarification;

     3(e):     To approve a change to the Funds'         Each Fund
               fundamental investment restriction
               regarding investing in commodities to
               provide clarification and flexibility as to the types of investments which may be made by the Funds;

4.   To reclassify the Index 500 Stock Fund and the      Index 500 Stock
     Index 400 Stock Fund as non-diversified funds       Fund and Index 400
     under the 1940 Act and to eliminate the             Stock Fund
     diversification restriction as a fundamental investment restriction for such funds;

5. To eliminate certain fundamental investment restrictions of the Funds:

     5(a):     To eliminate the Funds' fundamental       Each Fund (except
               investment restriction regarding          the Index 500 Stock
               diversification;                          Fund and the Index
                                                         400 Stock Fund)

     5(b):     To eliminate the Funds' fundamental       Each Fund
               investment restriction regarding
               acquiring more than a certain percentage of securities of any one issuer;

     5(c):     To eliminate the Funds' fundamental       Each Fund
               investment restriction regarding
               effecting short sales;

     5(d):     To eliminate the Funds' fundamental       Each Fund
               investment restriction regarding
               purchasing securities on margin;

     5(e):     To eliminate the Funds' fundamental       Each Fund
               investment restriction regarding making
               loans for non-business purposes and to
               unseasoned issuers;

                                                            Shareholders
                              Proposal                        Solicited
     --------------------------------------------------  -------------------

     5(f):     To eliminate the Funds' fundamental       Each Fund
               investment restriction regarding
               investment in other investment
               companies;

     5(g):     To eliminate the Funds' fundamental       Each Fund
               investment restriction regarding
               liquidity;

     5(h):     To eliminate the Funds' fundamental       Each Fund
               investment restriction regarding making
               investments for the purpose of
               exercising control or influence; and

6.   To transact such other business as may properly     Each Fund
     come before the meeting or any postponements or adjournments thereof.

Q.   How do the Directors recommend that I vote for these proposals?

A.   The Board of Directors recommends that Shareholders vote FOR each proposal.

Q.   Have the Funds hired a proxy solicitor?

A. MSF has engaged the services of Management Information Services Corp. ("MIS"), an ADP company, to assist in mailing and tabulating proxies for the meeting, and if necessary, assisting with solicitation of proxies. MSF estimates that the aggregate cost of MIS' services will be approximately $38,500. MSF will bear the cost of soliciting proxies. MSF expects to solicit proxies principally by mail, but either MSF or MIS also may solicit proxies by telephone, facsimile, the Internet or personal contact. MSF also may reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the Funds.

Q.   What is the quorum requirement?

A. A quorum of shareholders is necessary to hold a valid meeting. The presence in person or by proxy of shareholders entitled to cast a majority of all votes entitled to be cast will constitute a quorum at all meetings of the shareholders, except with respect to any matter which by law or under the Articles of Incorporation of MSF requires separate approval of one or more series of capital stock of MSF, in which case the holders of a majority of all shares of each such series entitled to vote on the matter shall constitute a quorum.

     Under rules applicable to broker-dealers, if your broker holds shares in its name, the broker will be entitled to vote your shares on Proposal 1 (election of directors) even if it has not received instructions from you. Unless your broker has received instructions from you, your broker will not be entitled to vote on Proposals 2,

     3, 4, 5 or 6 [approving an Amended Investment Advisory Agreement with MSA (Large Cap Core Stock Fund only), changing certain of your Funds' fundamental investment restrictions, reclassifying the Index 500 Stock Fund and Index 400 Stock Fund as non-diversified funds under the 1940 Act and eliminating the diversification restriction for such funds (Index 500 Stock Fund and Index 400 Stock Fund only), eliminating certain of your Funds' fundamental investment restrictions, and considering other matters]. If your broker does not vote your shares on Proposal 2, 3, 4, 5 or 6 because it has not received instructions from you, these shares will be considered broker non-votes. Broker non-votes and abstentions with respect to any proposal will count as present for purposes of establishing a quorum.

     As of the Record Date, Northwestern Mutual Life Insurance Company ("Northwestern Mutual"), an affiliate of MSF and the parent company of MSA, owned in excess of 50% of the outstanding shares of the following Funds:
     Aggressive Growth Stock Fund, Growth Stock Fund, Large Cap Core Stock Fund, Index 400 Stock Fund, Select Bond Fund, High Yield Bond Fund, Municipal Bond Fund and International Equity Fund. Therefore, with respect to such Funds, a quorum will be present at the Special Meeting. See Appendix B for further information concerning the beneficial ownership of the Funds.

Q.   What is the vote necessary to approve each proposal?

A. The affirmative vote of a plurality of votes cast is necessary to elect the directors, meaning that the nominees receiving the most votes will be elected (Proposal 1). Shareholders of each Fund will elect their directors on a joint basis. In an uncontested election of directors, the plurality requirement is not a factor.

     The affirmative vote of a majority of the outstanding voting securities of each applicable Fund, as defined in the 1940 Act, is required to:

     o approve the Amended Investment Advisory Agreement with MSA for the Large Cap Core Stock Fund (Proposal 2);

     o approve changes to certain of the Funds' fundamental investment restrictions (Proposal 3);

     o approve reclassification of the Index 500 Stock Fund and Index 400 Stock Fund as non-diversified funds and elimination of the diversification restriction as a fundamental investment restriction for such funds (Proposal 4); and

     o approve elimination of certain of the Funds' fundamental investment restrictions (Proposal 5).

     The 1940 Act defines a majority of the outstanding voting securities of a fund (a "1940 Act Majority") as the lesser of:

     (a) the vote of holders of 67% or more of the voting securities of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or

     (b) the vote of the holders of more than 50% of the outstanding voting securities of the fund.

     For Proposals 2-5, shareholders of each Fund will vote separately on each proposal applicable to that Fund. Broker non-votes and abstentions will not count as votes cast and will have the effect of votes against Proposals 2-5.

     As of the Record Date, Northwestern Mutual owned in excess of 67% of the outstanding shares of the following Funds: Aggressive Growth Stock Fund, Growth Stock Fund, Large Cap Core Stock Fund, Index 400 Stock Fund, High Yield Bond Fund, Municipal Bond Fund and International Equity Fund. Northwestern Mutual intends to vote in favor of all of the proposals submitted for shareholder approval at the Special Meeting. See Appendix B for further information concerning the beneficial ownership of the Funds.

Q.   What other business will be discussed at the Special Meeting?

A. The Board of Directors does not intend to present any matters before the Special Meeting other than as described in this Proxy Statement, and is not aware of any other matters to be brought before the meeting or any adjournments thereof by others. IF ANY OTHER MATTER LEGALLY COMES BEFORE THE MEETING, YOUR PROXY WILL BE VOTED IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES.

Q.   Can the meeting be adjourned?

A. The proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of votes cast. A Shareholder vote may be taken on any matter prior to adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. The costs of any additional solicitation and of any adjourned session will be borne by MSF.

INFORMATION ABOUT THE FUNDS

Q.   How are the Funds managed?

A. MSF is an open-end, management investment company organized under the laws of the state of Maryland, with principal offices located at 720 East Wisconsin Avenue, Milwaukee, WI 53202. Under Maryland law, each Fund is a series of MSF. The management of the business and affairs of MSF is the responsibility of the Board of Directors. The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with Mason Street Advisors, LLC ("MSA"), the Funds' investment adviser, and with respect to sub-advised Funds, the Funds' respective sub-advisers. MSF's officers are responsible for the day-to-day management and administration of the Funds' operations. The Fund's investment adviser and if applicable, sub-advisers, are responsible for selection of individual portfolio securities and for the assets assigned to them.

Q.   How can I obtain more information about the Funds?

A. The Fund's most recent audited financial statements and Annual Report for the fiscal year ended March 31, 2002 and the most recent Semi-Annual Report for the sixth month period ended September 30, 2002, have been previously mailed to Shareholders, and are available free of charge. If you have not received an Annual Report or a Semi-Annual Report for the Fund(s) in which you are an investor, or would like to receive additional copies, free of charge, please contact your financial intermediary, or contact MSF at Mason Street Funds, P.O. Box 219419, Kansas City, MO 64121-9419, 1-888-MASONST (1-888-627-6678).

                                  THE PROPOSALS

                                   PROPOSAL 1:
             ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF MSF
                                   (All Funds)

Which Funds' Shareholders will vote on this Proposal 1?

     Proposal 1 applies to all Shareholders of all Funds as of the Record Date.

Who are the nominees for directors?

     At a meeting held on February 6, 2003, the Board determined to present Messrs. Louis A. Holland, William A. McIntosh, Michael G. Smith, Edward J. Zore and Ms. Elizabeth L. Majers as the five director nominees to be elected by the Shareholders to hold office for twelve-year terms or until their successors are elected and qualified.

     The following table sets forth certain information concerning the nominees. Messrs. McIntosh and Zore each have served as directors of MSF since their election by the Board on May 8, 1997 and May 18, 2000, respectively. Except for Messrs. Zore and McIntosh, none of the other nominees currently serve as a director of either MSF or Northwestern Mutual Series Fund, Inc., (the "Series Fund"), both of which are advised by MSA. With the exception of Mr. Zore, none of the nominees is an "interested person" of MSF as defined in Section 2(a)(19) of the 1940 Act and no nominee beneficially owned more than 1% of the outstanding shares of any of the Funds as of the Record Date.

                                                                            Number of
                                                                          Portfolios in
                                                                              Fund
                                                                             Complex
                                                                            Overseen
                        Position(s)                                        by Director            Other
Nominee Name,               Held      Principal Occupation During          or Nominee         Directorships
Address and Age          With Fund         Past Five Years                for Director            Held
---------------------   -----------   ---------------------------------   -------------   ---------------------
Louis A. Holland (61)   None          Managing partner and Chief          None            Director, since 2001,
1 North Wacker Dr.                    Investment Officer, Holland                         of Packaging
Suite 700                             Capital Management, L.P., a                         Corporation of
Chicago, IL 60606                     registered investment advisor                       America, a national,
                                      offering equity, fixed income                       publicly traded
                                      and balanced account                                containerboard
                                      management, located in                              manufacturer.
                                      Chicago, Illinois, since its
                                      inception in 1991. Portfolio
                                      Manager, Lou Holland Growth
                                      Fund, a registered investment
                                      company whose principal
                                      investment objective is long-
                                      term growth of capital, since its
                                      inception in 1996.

                                                                               Number of
                                                                             Portfolios in
                                                                                 Fund
                                                                                Complex
                                                                               Overseen
                           Position(s)                                        by Director            Other
Nominee Name,                  Held      Principal Occupation During          or Nominee         Directorships
Address and Age             With Fund         Past Five Years                for Director            Held
---------------------      -----------   ---------------------------------   -------------   ---------------------
Elizabeth L. Majers (45)   None          Partner, McDermott, Will &          None            None
370 Shadowood Lane                       Emery ("MWE"), an
Northfield, IL 60093                     international law firm.
                                         Resident in Chicago office of
                                         MWE and Chair of MWE's
                                         Global Corporate Finance
                                         Group. Prior to joining MWE,
                                         Ms. Majers was a partner in the
                                         law firm of Chapman & Cutler
                                         from 1990 until December 1997.
                                         Certified Public Accountant.

William A. McIntosh (63)   Director      Financial consulting since          MSF (11         Director, since 1996,
525 Sheridan Road                        1998; Adjunct Faculty               Funds);         of MGIC Investment
Kenilworth, IL 60043                     Member, Howard University,          Series          Corporation, a
                                         Washington, D.C.; 1995 and          Fund (15        publicly traded
                                         prior thereto, Division Head,       Portfolios)     holding company
                                         U.S. Fixed Income Division of                       which is a leading
                                         Salomon Brothers, an                                provider of private
                                         investment banking firm.                            mortgage insurance,
                                                                                             headquartered in
                                                                                             Milwaukee, Wisconsin.
                                                                                             Director, since
                                                                                             August 2002, of
                                                                                             Comdisco Holding
                                                                                             Company, Inc., a
                                                                                             publicly traded
                                                                                             company which
                                                                                             leases information
                                                                                             technology equipment,
                                                                                             headquartered in
                                                                                             Rosemont, Illinois.

                                                                               Number of
                                                                             Portfolios in
                                                                                 Fund
                                                                                Complex
                                                                               Overseen
                           Position(s)                                        by Director            Other
Nominee Name,                  Held      Principal Occupation During          or Nominee         Directorships
Address and Age             With Fund         Past Five Years                for Director            Held
---------------------      -----------   ---------------------------------   -------------   ---------------------
Michael G. Smith (58)      None          Private investor; retired since     None            Trustee since 2002,
221 North Adams                          1999. From 1987 to 1999,                            Ivy Fund, an open-
Hinsdale, IL 60521                       Managing Director, Corporate                        end management
                                         and Institutional Client Group,                     investment company
                                         Central Region, Merrill Lynch                       consisting of 17
                                         & Co., Inc., an international                       diversified portfolios.
                                         investment bank that provides
                                         investment, financing,
                                         advisory, insurance, banking
                                         and related products through
                                         its subsidiaries and affiliates,
                                         located in Chicago, Illinois.
                                         From 1995 to 1997, Managing
                                         Director, Head of Global
                                         Client Management, Merrill
                                         Lynch. From 1986 to 1995,
                                         Managing Director,
                                         Institutional Sales, Midwest
                                         Region, Merrill Lynch.

                                         Interested Director Nominee

Edward J. Zore (56)        Director      President and Chief Executive       MSF (11         Director, since
720 E. Wisconsin Avenue                  Officer of Northwestern             Funds);         2000, of
Milwaukee, WI 53202                      Mutual since 2001, President        Series          Manpower, Inc.,
                                         from 2000 to 2001, and prior        Fund (15        a publicly traded
                                         thereto, Executive Vice             Portfolios)     staffing company
                                         President. Trustee of                               which provides
                                         Northwestern Mutual since                           global workforce
                                         2000. President of MSF from                         management
                                         May 2000 to February 2003.                          services and
                                                                                             solutions,
                                                                                             headquartered in
                                                                                             Milwaukee,
                                                                                             Wisconsin.

     Elizabeth L. Majers is a partner in the law firm of McDermott, Will & Emery ("MWE"). MWE has not acted as legal counsel to the Fund, its investment adviser, MSA, its principal underwriter, NMIS, or the Series Fund in the past two fiscal years, nor does the Fund believe MWE has engaged in material transactions with the Fund or any of its affiliates, including the receipt of legal fees from the Fund's affiliates which were material to either the Fund's affiliates or to MWE. MWE has from time to time represented Northwestern Mutual and its affiliates (other than the Fund, the Series Fund, MSA or NMIS) in connection with certain legal matters, and has represented investor/lender groups (of which Northwestern Mutual was a party) in connection with financing and/or restructuring matters, and may in the future represent Northwestern Mutual either directly in connection with such matters, or indirectly in MWE's capacity as legal counsel to the investor/lender group. For the year ended December 31, 2001 and 2002, MWE received legal fees from NML totalling $85,543 and $5,380, respectively. In addition, for the year ended December 31, 2001 and 2002, MWE did represent investor/lender groups of which NML was a part, in which case the legal fees generally were not paid by NML or the investor/lender group.

Why are directors being elected at the present time?

     MSF currently has five directors, three of whom have previously been elected by MSF's shareholders. Messrs. William J. Blake, Stephen N. Graff and Martin F. Stein were elected as directors in 1997 by Northwestern Mutual, as the seed money shareholder, in connection with MSF's organization. As noted above, Messrs. Edward J. Zore and William A. McIntosh were elected by the Board of Directors but have not been elected by shareholders of MSF.

     Pursuant to MSF's By-laws, Mr. William J. Blake will no longer be eligible to serve as a director because he attained age 70 in May 2002. Mr. Blake will retire as a director effective May 1, 2003. Under the 1940 Act, shareholder meetings must be held to elect directors whenever fewer than a majority of the directors have been elected by shareholders. Consequently, due to Mr. Blake's retirement and the fact that Messrs. Zore and McIntosh have not been elected by shareholders, fewer than a majority of the Board's members will have been elected by shareholders at the effective date of Mr. Blake's retirement.

     On February 6, 2003, the Board unanimously adopted a resolution increasing the number of directors from five to seven (effective May 1, 2003) to provide for three additional Board seats to be filled by outside directors and approved the five director nominees to be elected by shareholders at the Special Meeting. This Proposal 1 will not affect the status of the two persons currently serving as Directors who are not nominated for election by shareholders at the Special Meeting and these Directors, Messrs. Stephen N. Graff and Martin F. Stein, will continue to hold office.

     Each of the nominees, if elected, as well as the two current directors who are not being elected by shareholders, will serve for twelve-year terms commencing as of the date of the Special Meeting, or until their earlier death, resignation, retirement or removal from office and election and qualification of their successors. On February 6, 2003, the Board of Directors amended MSF's By-laws to provide for twelve-year terms for service on the Board of Directors.

     In considering the nominees for election as directors of MSF, the Board considered the qualifications of each of the nominees and the concern for the continued efficient conduct of MSF's business. In particular, the Board considered the requirements of the 1940 Act as they apply to the election of the five nominees. Except for Mr. Zore, all of the nominees will be considered independent directors under the 1940 Act if elected by shareholders. Independent directors have no affiliation with MSF or the Funds they oversee, apart from any personal investments they choose to make as private individuals in the Funds. Independent directors play a critical role in overseeing Fund operations and representing the interests of Fund shareholders.

What are the responsibilities of the Board and how often does the Board meet?

     The Board is responsible for the general oversight of the Funds' business and for ensuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board periodically reviews the Funds' investment performance as well as the quality of the other services provided to the Funds and their shareholders by the Funds' service providers. At least annually, the Board reviews the fees paid by the Funds for these services and the overall level of the Funds' operating expenses. The Board typically conducts regular meetings in person four times a year to review the Funds' performance and operations. In addition, the Board or any Committee may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     There were four regular meetings and no special meetings of the Board of Directors held during the fiscal year ended March 31, 2002. All of the directors attended at least 75% of the meetings of the Board of Directors held during that time.

What are the committees of the Board?

     The Board of directors has an Audit Committee, which is composed of the Messrs. Blake, McIntosh and Stein, all of whom are independent directors under the 1940 Act. The purpose of the Audit Committee is to act for the Board in overseeing the integrity of MSF's financial statements. To perform this function, the Audit Committee has direct access to MSF's officers and internal auditors, as well as MSF's independent auditors. In addition, the Audit Committee may meet with other members of management and employees when in its judgment such meetings are warranted. The Audit Committee met three times during the fiscal year ended March 31, 2002. All members of the Audit Committee attended all of the Audit Committee meetings.

     The Board has a standing Nominating Committee, which also is composed of Messrs. Blake, McIntosh and Stein. The function of the Nominating Committee is to make nominations for independent director membership on the Board. The Nominating Committee will consider qualified director candidates recommended by Shareholders as and when the need arises, in the Committee's sole discretion, to fill any vacancies on the Board resulting from the death, resignation, retirement or removal of independent directors. The Nominating Committee meets when necessary to consider nomination of new directors. The Nominating Committee did not meet during the fiscal year ended March 31, 2002. All members of the Nominating Committee attended all of the Nominating Committee meetings.

What are the directors paid for their services?

     The table below provides compensation details for each of the current directors of MSF. In addition, the table shows the total amount of compensation paid to each director by MSF and the Series Fund during the fiscal year ended March 31, 2002.

                                                 Pension or         Estimated     Total Compensation
                             Aggregate      Retirement Benefits       Annual        From Registrant
                            Compensation     Accrued As Part of   Benefits Upon    and Fund Complex*
Director                  From Registrant      Fund Expenses        Retirement     Paid to Directors
--------                  ---------------   -------------------   -------------   -------------------
William J. Blake ......       $13,000               None               None             $45,000
Stephen N. Graff ......        13,000               None               None              45,000
William A. McIntosh ...        13,000               None               None              45,000
Martin F. Stein .......        13,000               None               None              45,000
Edward J. Zore ........          None               None               None                None

----------
* As of the date of this Proxy Statement, the "Fund Complex" consisted of MSF and the Series Fund.

     MSF pays no salaries or compensation to any of its officers or directors who are employed by Northwestern Mutual or MSA. MSF pays the independent directors an annual retainer of $5,000, paid in April of each fiscal year, and $2,000 per meeting of the Board of Directors of MSF attended. MSF neither pays nor accrues any pension or retirement benefits for the benefit of any director. MSA, the investment adviser to the Series Fund, paid each of the directors of the Series Fund a $20,000 retainer and $3,000 per meeting of the Board of Directors of the Series Fund attended during the fiscal year ended March 31, 2002. As stated in the Prospectus, directors and officers of MSF, as well as employees and agents of Northwestern Mutual and its affiliates, may purchase shares of MSF without payment of a sales load. The reason for the policy is reduced sales and marketing costs associated with such direct sales and to encourage an alignment of interests with and knowledge about MSF through share ownership.

Who are the other officers and directors of MSF and MSA?

     Set forth in Appendix A is a listing of the current Directors and the principal executive officers of MSF (and portfolio managers for the Funds), including their names, ages, position(s) with MSF, and principal occupation or employment during the past five years, as well as information regarding the directors and executive officers of MSA.

     On February 28, 2003, the directors and officers of MSF and director nominees, as a group, beneficially owned less than 1% of the shares of MSF and each Fund of MSF outstanding on that date. Please see Appendix B for information on the dollar range of Fund shares owned by each director and director nominee, and the dollar range of indirect interest in each portfolio of the Series Fund owned by each director and director nominee.

What vote is required to elect the nominees to the Board of Directors of MSF?

     Under Maryland law, the directors are to be elected by a plurality vote. Therefore, the five nominees who receive the greatest number of affirmative votes cast by the Shareholders of MSF who are present at the Special Meeting in person or by proxy will be declared elected.

     The persons named in the proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of each nominee. A Shareholder may vote for or withhold authority with respect to any or all of the nominees. If an executed proxy is received without specifying a vote as to this proposal, the shares will be voted for each of the nominees named herein.

     Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. MSF knows of no reason why any nominee would be unable or unwilling to serve if elected. Should any of the nominees become unable or unwilling to accept nomination or election prior to the Special Meeting, the persons named in the proxy will exercise their voting power to vote for such substitute person or persons as the directors of MSF may recommend.

What is the Board's recommendation on Proposal 1?

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE FIVE NOMINEES TO SERVE ON THE BOARD OF DIRECTORS.

                                   PROPOSAL 2:
                         APPROVAL OF AMENDED INVESTMENT
                    ADVISORY AGREEMENT BY AND BETWEEN MSF AND
                           MASON STREET ADVISORS, LLC
                        (Large Cap Core Stock Fund only;
                   formerly, the Growth and Income Stock Fund)

Which Funds' Shareholders will vote on this Proposal 2?

     Proposal 2 applies only to shareholders of the Large Cap Core Stock Fund (formerly, the Growth and Income Stock Fund) as of the Record Date. The Growth and Income Stock Fund changed its' name to the Large Cap Core Stock Fund effective January 31, 2003.

What am I being asked to approve?

     The Board recommends that you approve an Amended Investment Advisory Agreement between MSF and Mason Street Advisors, LLC ("MSA").(1) Pursuant to this Amended Investment Advisory Agreement, the Large Cap Core Stock Fund will no longer be sub-advised by J.P. Morgan and MSA will provide exclusive investment advisory services to the Large Cap Core Stock Fund. From March 31, 1997 until January 31, 2003, MSA retained J.P. Morgan Investment Management, Inc. ("J.P. Morgan")(2) as sub-adviser to the Large Cap Core Stock Fund to provide investment advice and, in general, to conduct the management investment program of the Large

----------
(1) MSA is a wholly-owned company of Northwestern Mutual, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(2) J.P. Morgan, 522 Fifth Avenue, New York, New York 10036, is a wholly-owned subsidiary of J.P. Morgan Chase & Co.

Cap Core Stock Fund, subject to the general control of MSA and the Board of Directors of MSF.

     J.P. Morgan served as sub-adviser to the Large Cap Core Stock Fund pursuant to authority granted in the current investment advisory agreement by and between MSA and MSF, on behalf of the Large Cap Core Stock Fund, and pursuant to a subadvisory agreement by and beween J.P. Morgan and MSA. The current investment advisory agreement by and between MSA and MSF, on behalf of the Large Cap Core Stock Fund, was approved by MSF's shareholders on March 31, 1997 in connection with MSF's organization and was last renewed by the Board of Directors of MSF on February 7, 2002. The subadvisory agreement was approved by MSF's shareholders on March 31, 1997, and was last renewed by the Board of Directors of MSF on February 7, 2002.

     At a Board meeting held on November 7, 2002, the Board of Directors, including a majority of the independent directors, decided to terminate the subadvisory relationship with J.P. Morgan due to underperformance. To avoid disruption of the investment management program for the Large Cap Core Stock Fund, at the same meeting, the Board approved an interim advisory agreement with MSA providing that the Fund would no longer be sub-advised and that MSA would serve as the investment adviser to the Fund on an interim basis. The Board also approved the proposed Amended Investment Advisory Agreement providing that MSA will serve as investment adviser to the Large Cap Core Stock Fund upon expiration of the interim advisory agreement, subject to shareholder approval.

     The amended interim advisory agreement became effective on January 31, 2003 and will remain in effect until the sooner of 150 days after it commenced or the date on which shareholders of the Large Cap Core Stock Fund as of the Record Date vote to approve the Amended Investment Advisory Agreement with MSA. Rule 15a-4 under the 1940 Act provides that, subject to certain conditions, an adviser may provide advisory services to a fund after termination of an advisory agreement without shareholder approval of a new advisory agreement so long as an "interim" agreement is approved by the funds' board of directors and such interim agreement contains the required provisions provided in Rule 15a-4. Such an interim agreement may be in effect for no more than 150 days following the date on which the previous agreement terminated. The rule, therefore, provides a fund with an opportunity to seek shareholder approval of a new investment advisory agreement that will continue beyond the 150-day limit on the interim agreement.

     The Board is asking you to vote on this Amended Investment Advisory Agreement because MSF may amend its advisory agreement only with shareholder approval. The form of the proposed Amended Investment Advisory Agreement is attached hereto as Appendix C. The proposed Amended Investment Advisory Agreement amends the current advisory agreement by providing that MSA shall be the investment adviser to the Large Cap Core Stock Fund and that J.P. Morgan will no longer serve as sub-adviser to the Large Cap Core Stock Fund.

What are the differences between the proposed Amended Investment Advisory Agreement, the interim advisory agreement and the prior Investment Advisory Agreement?

     The substantive provisions of the proposed Amended Investment Advisory Agreement, the interim advisory agreement and the prior Investment Advisory Agreement are identical (other than their effective and expiration dates, and certain provisions required by Rule 15a-4). The Large Cap Core Stock Fund's advisory fee rate will remain unchanged under the proposed Amended Investment Advisory Agreement. The Large Cap Core Stock Fund currently pays MSA an annual fee, payable in monthly installments, for investment advisory services. The fee is at an annual rate of 0.65% and is based on the average daily net assets of the Large Cap Core Stock Fund.(3) MSA is solely responsible for payment of subadvisory compensation to any sub-adviser to the Large Cap Core Stock Fund, including J.P. Morgan. Prior to January 31, 2003, of the amounts received from the Fund, MSA paid J.P. Morgan at the annual rate of 0.45% on the first $100 million of assets, 0.40% on the next $100 million, 0.35% on the next $200 million and 0.30% on assets over $400 million. The breakpoints for the fees paid to J. P. Morgan were based on the aggregate assets of the Large Cap Core Stock Fund and the Growth and Income Stock Portfolio of the Series Fund.

     MSA's predecessor, Northwestern Mutual Investment Services, LLC ("NMIS"), served as investment adviser to MSF for nine months of fiscal 2002 (from April 1, 2001 through December 31, 2001). For the fiscal year ended March 31, 2002, MSF paid MSA and NMIS $458,262 and $1,732,431, respectively, for providing advisory services for all of the Funds, of which $256,817 was for services provided to the Large Cap Core Stock Fund. Of the $256,817 management fee paid by the Large Cap Core Stock Fund in fiscal 2002, MSA was paid $65,239 and NMIS was paid $191,488. MSA and NMIS paid a total of $199,256 to J.P. Morgan for its subadvisory services to the Large Cap Core Stock Fund during fiscal 2002.

What factors did the Directors consider in approving the interim advisory agreement and proposed Amended Investment Advisory Agreement?

     At the request of MSA, the Board of MSF discussed approval of the interim advisory agreement and proposed Amended Investment Advisory Agreement with MSA at a meeting held in person on November 7, 2002. In evaluating the interim advisory agreement and the proposed Amended Investment Advisory Agreement, the Board requested and received information from MSA to assist in its deliberations. The Board

----------
(3) MSA and its affiliates have contractually agreed to waive their fees and absorb certain other operating expenses, until at least March 31, 2004, to the extent necessary so that Net Total Operating Expenses will not exceed 1.20% and 1.85% for the Class A and Class B shares of the Large Cap Core Stock Fund, respectively.

considered the following factors in determining the reasonableness and fairness of the interim advisory agreement and the proposed Amended Investment Advisory
Agreement:

     o The qualifications of MSA to provide investment advisory services to the Fund. The Board reviewed the credentials and experience of the officers and employees of MSA who would provide investment advisory services to the Large Cap Core Stock Fund, as well as other funds managed by MSA. For information concerning the names, addresses and principal occupation of the executive officers and directors of MSA, please see Appendix A.

     o The range of investment advisory services to be provided by MSA and the range of advisory services currently provided by MSA to its other advisory clients, including the other funds (or series) of MSF and the Series Fund. The Board reviewed the services to be provided by MSA under the interim advisory agreement and the proposed Amended Investment Advisory Agreement, and noted that the services were identical to those currently provided by MSA under the current investment advisory agreement.

     o The performance record of the Large Cap Core Stock Fund (formerly, the Growth and Income Stock Fund).

     o    The performance record of other funds advised by MSA.

     o The profitability of MSA. The Board discussed the profitability of MSA's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that no changes to the advisory fees were being proposed.

     o The terms of the interim advisory agreement and the proposed Amended Investment Advisory Agreement. The Board noted, as stated above, that the terms of the proposed agreement were in all material respects identical to the prior investment advisory agreement, except that J.P. Morgan will no longer serve as sub-adviser to the Large Cap Core Stock Fund.

     After considering the factors, the Board concluded that it is in the best interests of the Large Cap Core Stock Fund and its shareholders to approve the Amended Investment Advisory Agreement. The Board reached its conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed Amended Investment Advisory Agreement, the independent directors have considered what they believe to be in your best interests.

Does MSA currently advise any other mutual funds with an investment objective similar to that of the Large Cap Core Stock Fund?

     MSA currently acts as investment adviser to the Series Fund and provides investment advisory services to the Large Cap Core Stock Portfolio (formerly, the J.P. Morgan Growth and Income Portfolio) ("Large Cap Core Stock Portfolio") which also was sub-advised by J.P. Morgan until January 31, 2003. The investment objective of the Large Cap Core Stock Fund and the Large Cap Core Stock Portfolio are identical. Subject to approval by contract holders of the variable annuity and variable life insurance contracts invested in the Large Cap Core Stock Portfolio in connection with a solicitation of contract holders conducted concurrently with the solicitation of MSF shareholders, the Large Cap Core Stock Portfolio will no longer be sub-advised and MSA will provide exclusive investment advisory services to the Large Cap Core Stock Portfolio. The table below provides information about size of the Large Cap Core Stock Portfolio and the rate of compensation paid to MSA by the Large Cap Core Stock Portfolio during the fiscal year ended December 31, 2002.

                       Portfolio Net Assets as of        Advisory Fee Paid to MSA
                            December 31, 2002           (% of Average Net Assets)
                       --------------------------   --------------------------------
Large Cap Core Stock                                Annual rate based on
Portfolio ..........          $365,944,341          aggregate average daily net
                                                    asset values as follows:

                                                    First $50 million ......... 0.70%
                                                    Next $50 million .......... 0.60%
                                                    Excess .................... 0.55%

The Series Fund serves as the exclusive funding vehicle for the Northwestern Mutual variable life insurance and variable annuity contracts. Contract holders are assessed additional charges and expenses in addition to the Series Fund advisory fee and expenses. Therefore, the MSA Series Fund advisory fees generally are lower than those charged to MSF. Since January 31, 2003, MSA has been operating under an interim advisory contract with the Large Cap Core Stock Portfolio providing for a reduced advisory fee which, on an annualized basis and based on aggregate average daily net assets, is 0.60% on the first $50 million in assets, 0.50% on the next $50 million and 0.40% on assets in excess of $100 million.

How will the change from J.P. Morgan to MSA affect me as a fund shareholder?

     If MSA's Amended Investment Advisory Agreement is approved by shareholders, MSA will continue to manage the Large Cap Core Stock Fund according to the Large Cap Core Stock Fund's current investment objective of long-term growth of capital and income.

     Prior to the transition from J.P. Morgan on January 31, 2003, MSA reviewed the existing holdings of the Large Cap Core Stock Fund and determined which holdings it expected to sell and what securities it expected to purchase in order to conform the portfolio to MSA's judgment as to stock selection. Based on this review, MSA informed the Board that it expected to sell approximately 35% of the dollar value of the existing portfolio, and would reinvest the sale proceeds in other stocks. Frank Russell Securities, Inc., a broker-dealer affiliated with MSA ("FRSI"), was used to manage and execute the requisite buy and sell trades, and these transactions resulted in brokerage costs of $30,000 to the Large Cap Core Stock Fund. In addition to these commission costs, the transactions involved additional costs to the Large Cap Core Stock Fund resulting from the impact of the transactions on the prices received and paid by the Large Cap Core Stock Fund for the securities being sold and bought. Although these costs cannot be precisely ascertained, FRSI estimated that they were approximately $184,000. In addition, the transactions resulted in the realization of approximately $10,040,300 of capital losses (or approximately $1.134 per share of the Large Cap Core Stock Fund).

     It currently is anticipated that all of the services currently provided to MSF by Northwestern Mutual and its affiliates will continue to be provided if the Amended Investment Advisory Agreement is approved by Shareholders at the Special Meeting. Northwestern Mutual is paid a monthly administration fee at an annual rate of 0.10% plus costs for pricing securities. This fee is for services including recordkeeping, preparation of reports and fund accounting. For the fiscal year ended March 31, 2002, the Large Cap Core Fund paid $57,741 to Northwestern Mutual as an administrative fee.

     During fiscal 2002, the Large Cap Core Stock Fund did not pay any brokerage commissions to affiliated brokers of MSF, including NMIS, Robert W. Baird & Co., Incorporated ("Baird"), Frank Russell Capital, Inc. ("FRCI"), Frank Russell Securities, Inc. ("FRSI") and Russell Fund Distributors, Inc. ("RFD").

     For fiscal 2002, Baird served as distributor for the Funds. Baird is an affiliate of Northwestern Mutual, NMIS and MSA. In fiscal 2002, the Funds had a 12b-1 distribution plan and shareholder services agreement with Baird pursuant to which the Funds paid a 0.35% and 1.00% annual fee for Class A and Class B shares, respectively, calculated based on daily net assets. Effective April 1, 2002, NMIS replaced Baird as the distributor of the Funds. The 0.35% fee for Class A shares is composed of a 0.25% shareholder servicing fee and a 0.10% distribution fee paid to NMIS. The 1.00% fee for Class B shares is comprised of a 0.25% shareholder servicing fee and a 0.10% distribution fee paid to NMIS and a 0.65% distribution fee paid to Northwestern Mutual for reimbursement of commissions paid to agents

When will Proposal 2 be implemented?

     If approved by Shareholders at the Special Meeting on May 1, 2003, the Amended Investment Advisory Agreement will become effective on May 1, 2003 and will expire, unless renewed annually by the Board of Directors of MSF in accordance with the requirements of the 1940 Act. If shareholders do not approve the proposed Amended Investment Advisory Agreement within the requisite 150 days, the Board of Directors will consider other appropriate arrangements in accordance with the 1940 Act.

What is the Board's recommendation on Proposal 2?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

                        APPROVAL OF CHANGES TO THE FUNDS'
                       FUNDAMENTAL INVESTMENT RESTRICTIONS

Introduction to Proposals 3(a) through 3(e), Proposal 4 and Proposals 5(a) through 5(h)

Why are the Funds proposing to amend or eliminate certain of their fundamental investment restrictions?

     The Funds are subject to specific investment restrictions that govern their investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental," which means that the investment restrictions can only be changed by a shareholder vote. An investment company may designate additional restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the company's board of directors without shareholder approval. These restrictions, whether fundamental or non- fundamental, limit the investment activities of MSA as the Funds' investment adviser.

     The chart that follows briefly describes the differences between fundamental restrictions and non-fundamental restrictions.

                                      Fundamental             Non-Fundamental
                                      Restrictions             Restrictions
                               -----------------------   -----------------------
Who must approve changes       Board of Directors and    Board of Directors
in the restrictions?           shareholders

How quickly can a change       Fairly slowly, since a    Fairly quickly, because
in the restrictions be made?   vote of shareholders is   the change can be
                               required                  accomplished by
                                                         action of the Board of
                                                         Directors alone

What is the relative cost to   Costly to change          Less costly to change
change a restriction?          because a shareholder     because a change can
                               vote requires holding a   be accomplished by
                               meeting of                action of the Board of
                               shareholders with         Directors alone
                               proxy solicitation
                               efforts

     Since MSF was organized in 1996, certain legal and regulatory requirements applicable to investment companies have changed. For example, certain restrictions that were historically imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA"), and, therefore, these state requirements no longer apply to investment companies. In addition, the Funds are currently subject to certain fundamental investment restrictions that are more restrictive than those required under present law or are no longer required at all under present law.

     Accordingly, MSA has proposed certain changes to the fundamental investment restrictions of the Funds. The proposed changes would: (i) simplify, modernize and standardize the fundamental restrictions that are required under the 1940 Act; and (ii) eliminate those fundamental restrictions that are no longer required by either the securities laws of the various states or federal securities laws.

     MSA believes there are several distinct advantages in revising the Funds' fundamental investment restrictions at this time. As discussed in detail below, the fundamental investment restrictions in many cases duplicate applicable restrictions under the 1940 Act or, because of changes in applicable law, impose restrictions that are no longer required. The elimination of fundamental investment restrictions which duplicate applicable restrictions under the 1940 Act will not relieve the Funds from their obligations to conduct their investment programs in accordance with such 1940 Act requirements. Eliminating the duplicative or unnecessary fundamental investment restrictions will enable the Funds to be managed in accordance with the 1940 Act requirements without reference to any other fundamental investment restriction and, if the 1940 Act is changed, to respond to provisions of the amended statute of potential benefit without conducting shareholder meetings with additional expense and delay. Elimination of these fundamental restrictions will enhance MSA's flexibility to respond to market, industry, regulatory or technical changes and, therefore, its ability to manage Fund assets in a constantly changing investment environment. Furthermore, elimination of unnecessary fundamental investment restrictions will reduce administrative burdens and standardization of the remaining fundamental investment restrictions is expected to enable the Funds to more efficiently and more easily monitor portfolio compliance.

     The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Funds to have fundamental restrictions. They reflect all current regulatory and legal requirements under the 1940 Act, and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed standardized amendments will not affect the Funds' investment objectives, each of which will continue to be fundamental and subject to change only with shareholder approval. Although the proposed amendments to the fundamental investment restrictions will give the Funds greater flexibility to respond to future investment opportunities, the Board has been advised by MSA that it does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with investment in the Funds. Nor does MSA anticipate that the proposed changes in fundamental investment restrictions will, individually or in the aggregate, change materially the manner in which the Funds are managed and operated. If approved, the changes will be effective as of the effective date of MSF's next post-effective amendment to its' Registration Statement on Form N-1A.

                                   PROPOSAL 3:
                  APPROVAL OF AMENDMENTS TO CERTAIN FUNDAMENTAL
                      INVESTMENT RESTRICTIONS OF THE FUNDS

Which Funds' shareholders will vote on this Proposal 3?

     Proposal 3(a)(i) is applicable to the Shareholders of each of the Funds (except the Index 500 Stock Fund and the Index 400 Stock Fund) as of the Record Date. Proposal 3(a)(ii) is applicable only to Shareholders of the Index 500 Stock Fund and Index 400 Stock Fund as of the Record Date. Proposals 3(b)-(e) are applicable to the Shareholders of each of the Funds as of the Record Date.

     The existing fundamental investment restrictions for the Funds, together with the proposed fundamental investment restrictions, are presented below for those fundamental investment restrictions that are proposed to be amended. Following the restrictions, the legal authority for each investment restriction is presented, along with a discussion of the rationale for the proposed change.

                      PROPOSAL 3(a)(i): TO AMEND THE FUNDS'
                       FUNDAMENTAL INVESTMENT RESTRICTION
                        REGARDING INDUSTRY CONCENTRATION
                   (All Funds, except the Index 500 Stock Fund
                          and the Index 400 Stock Fund)

     Current Fundamental Investment Restriction: Each Fund will not invest 25% or more of the value of the total assets of the Fund in securities of issuers in any one industry except for obligations of or guaranteed by the U.S. government, its agencies or instrumentalities.

     Proposed Fundamental Investment Restriction: Each Fund will not purchase securities, if as a result of such purchase, the Fund's investments would be concentrated, within the meaning of the Investment Company Act of 1940, as amended and the rules and regulations thereunder, in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any industry or group of industries for purposes of this restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

What are the legal requirements governing concentration of the Funds' investments?

     Under the 1940 Act, an investment company's policy of concentrating its investments in securities of companies in the same industry must be fundamental. An investment company "concentrates" its investments, for purposes of the 1940 Act, if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries. An investment company is not permitted to concentrate its investments in a particular industry unless it so states.

What effect will amending the current fundamental investment restriction have on the Funds' abilities to concentrate investments?

     The proposed fundamental investment restriction would amend the current fundamental investment restriction of all of the Funds (except the Index 500 Stock Fund and Index 400 Stock Fund) by clarifying the concentration policy's application to the Funds' "net" assets (valued at the time of purchase), rather than to the Funds' "total" assets. This is consistent with the SEC's interpretation of the 1940 Act limitations on concentration of investments. Further, the proposed investment restriction would provide clarification because the proposed restriction would explicitly exempt from the 25% limitation securities of other investment companies as permitted by the 1940 Act. Notwithstanding this exemption, the Funds would continue to be subject to 1940 Act limitations on investments in other investment companies. Generally, under the 1940 Act, an investment company may not purchase more than 3% of another investment company's total outstanding voting stock, commit more than 5% of its assets to the purchase of another investment company's securities or have more than 10% of its total assets invested in securities of other investment companies. The proposed investment flexibility will help the Funds respond to future legal, regulatory, market or technical developments. If the 1940 Act is changed, the Funds would be able to respond to any provision of the amended statute that is of potential benefit without conducting a shareholder meeting with attendant delay and expense. However, adoption of the proposed investment restriction is not expected to change materially the way in which the Funds are currently managed or operated, as the Funds will continue to be subject to the 25% concentration restriction and the Funds presently do not intend to pursue their investment objectives by concentrating in shares of other open-end investment companies.

     Please note that Proposal 4, applicable to the Index 500 Stock Fund and Index 400 Stock Fund only, relates to a change from diversified to non-diversified status under the 1940 Act. If Proposal 4 is approved by shareholders of such funds, the Board of Directors is recommending that the industry concentration restriction of such funds be changed to permit such funds to concentrate their investments within the meaning of the 1940 Act. See Proposal 3(a)(ii).

What is the Board's recommendation on Proposal 3(a)(i)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3(a)(i).

                               PROPOSAL 3(a)(ii):
                 TO AMEND THE INDUSTRY CONCENTRATION RESTRICTION
            FOR THE INDEX 500 STOCK FUND AND THE INDEX 400 STOCK FUND
              TO PERMIT SUCH FUNDS TO CONCENTRATE THEIR INVESTMENTS
              (Index 500 Stock Fund and Index 400 Stock Fund only)

     Current Fundamental Investment Restriction: Each Fund will not invest 25% or more of the value of total assets of the Fund in securities of issuers in any one industry except for obligations of or guaranteed by the U.S. government, its agencies or instrumentalities.

     Proposed Fundamental Investment Restriction: The Index 500 Stock Fund and the Index 400 Stock Fund may concentrate their investments within the meaning of the Investment Company Act of 1940, as amended and the rules and regulations thereunder, and any exemptive relief granted by the SEC.

What are the legal requirements governing concentration of the Funds' investments?

     Under the 1940 Act, the Funds must have an investment policy describing their ability to concentrate their investments within the meaning of 1940 Act. For a discussion of the SEC's interpretation of the 1940 Act's limits on concentration of investments, see Proposal 3(a)(i).

What effect will permitting the Index 500 Stock Fund and Index 400 Stock Fund to concentrate their investments within the meaning of the 1940 Act have on such funds?

     As described in Proposal 4, the Board of Directors is recommending that the Index 500 Stock Fund and Index 400 Stock Fund be changed from diversified to non-diversified funds under the 1940 Act. As discussed further in Proposal 4, the purpose of such proposed change is to enable such funds to fulfill their investment objective of tracking their respective indices. Similarly, MSA has recommended that the Index 500 Stock Fund and Index 400 Stock Fund be able to "concentrate" their investments within the meaning of the 1940 Act to the extent required in order to track their respective indices. Permitting these funds to concentrate their investments is not expected to materially impact the day-to-day operations of the index funds. Generally, the index funds will be "concentrated" within the meaning of the 1940 Act only as necessary to track their respective indices. In such case, the funds would be considered riskier than funds which were not concentrated. This is because the performance of fund whose investments are concentrated can be helped (or hurt) to a greater degree by the performance of just a few securities.

What is the Board's recommendation on Proposal 3(a)(ii)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR PROPOSAL 3(a)(ii).

                                 PROPOSAL 3(b):
                   TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT
                      RESTRICTION REGARDING ISSUING SENIOR
                            SECURITIES AND BORROWING
                                   (All Funds)

     Current Fundamental Investment Restriction: Each Fund will not issue senior securities or borrow money except for short-term credits as may be necessary for the clearing of transactions and except for temporary purposes to the extent of 5% of the total assets of the Fund or to meet redemption requests. Reverse repurchase agreements and financial futures contracts are not considered to be "senior securities" or "borrowing money" for the purpose of this restriction.

     Proposed Fundamental Investment Restrictions:

     1. No Fund may issue securities senior to the Funds' presently authorized shares of beneficial interest except to the extent permitted by the Investment Company Act of 1940, as amended and the rules and regulations thereunder, or pursuant to any exemptive relief granted by the SEC. This restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges;
          (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, (c) engaging in when-issued and delayed delivery transactions, or (d) making short sales of securities to the extent permitted by the Investment Company Act of 1940, as amended and the rules and regulations thereunder, or pursuant to any exemptive relief granted by the SEC.

     2. No Fund may borrow money, except that a Fund may borrow money to the extent permitted by the Investment Company Act of 1940, as amended and the rules and regulations thereunder, or to the extent permitted by any exemptive relief granted by the SEC.

     Please note the Fund's current fundamental investment restriction relates to both issuance of senior securities and borrowing. The proposed restrictions in effect separate the current restriction into two separate restrictions applicable to issuing senior securities and borrowing, respectively. The discussion below addresses each of these restrictions.

What are the legal requirements governing the issuance of senior securities by the Funds?

     Under the 1940 Act, the Funds must have an investment policy describing their ability to issue senior securities. A "senior security" is defined under the 1940 Act generally as an obligation of an investment company, with respect to its earnings or assets, that takes precedence over the claims of the investment company's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the ability of investment companies to use leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later point in time.

     SEC staff interpretations allow an investment company to engage in a number of types of transactions that might otherwise be considered to create "senior securities" or "leverage," provided certain conditions are met that are designed to protect investment company shareholders. For example, some transactions that may create a senior security concern include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the investment company to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to current regulatory interpretations, when engaging in such transactions, an investment company must mark on its or its custodian bank's books, or set aside in a segregated account with the investment company's custodian bank, cash or other liquid securities to meet the SEC staff's collateralization requirements. This procedure limits the investment company's ability to engage in these types of transactions and thereby limits the investment company's exposure to risk associated with these transactions.

What effect will amending the current fundamental restriction have on the Funds' transactions that may be deemed an issuing of senior securities?

     The proposed investment restriction would amend the Funds' current investment restriction and would explicitly permit the Funds to engage in options, futures contracts, forward contracts and repurchase transactions, and to make short sales as permitted under the 1940 Act, and any exemptions available by rule or order under the 1940 Act. Essentially, the proposed fundamental investment restriction clarifies the Funds' ability to engage in certain investment transactions which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws. For example, certain of the Funds currently engage in certain of these types of transactions (such as options and futures transactions) as described in the Funds' Prospectus and Statement of Additional Information. The proposed investment restriction has been drafted to provide flexibility for the Funds to respond to legal, regulatory and market developments, including changes in the SEC staff interpretations and procedures described above, without holding a shareholder meeting with attendant expense and delay.

     The Funds currently have another fundamental investment restriction, discussed in Proposal 5(c) below, that prohibits the Funds from engaging in short sales of securities. The adoption of this revised fundamental investment restriction pursuant to this Proposal 3(b) would result in the Funds' short sales fundamental investment restriction being incorporated into the senior securities restriction and would permit the Funds to engage in short sales to the extent permitted by the 1940 Act. In a typical short sale, a Fund would borrow securities from a broker that it anticipates will decline in value in order to sell the securities to a third party. The Funds would be obligated to return securities of the same issue and quantity at a future date and would realize a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Funds must return the borrowed securities unless the short sale is made "against the box" (a sale where the Funds owns or has the right to acquire at no additional cost securities identical to those sold short). Because the value of a particular borrowed security can increase without limitation, the Funds potentially could realize losses with respect to short sales (other than those which are "against the box") that could be significantly greater than the value of the securities at the time they are sold short. At present, investment companies may engage in short sales of securities only in limited circumstances under the 1940 Act.

     If the proposed amendments to the fundamental restriction on issuing senior securities/borrowing is approved by Shareholders, the ability of the Funds to engage in transactions involving the issuance of senior securities, including short sales, will be subject to a non-fundamental investment restriction prohibiting borrowings for the purpose of leveraging in an amount in excess of 15% of the Fund's total assets. This non-fundamental investment restriction is discussed below. The non-fundamental investment restriction would be subject to change by the Board of Directors, without shareholder approval, if they believe such a change would be in the best interests of Shareholders. The Board of Directors presently has no intention of changing this non-fundamental investment restriction.

     MSA does not anticipate that any additional risk to the Funds will occur as a result of amending the current investment restriction because the Funds have no present intention of changing their current investment policies or engaging to a significant extent in transactions that may be interpreted as issuing senior securities, other than as currently provided in the Funds' Prospectus and Statement of Additional Information.

What are the legal requirements governing borrowing by the Funds?

     The 1940 Act requires investment companies to adopt a policy with respect to the borrowing of money, which cannot be changed without shareholder approval, and imposes certain limitations on borrowing activities of investment companies. The limitations on borrowing are generally designed to protect shareholders and their investments by restricting an investment company's ability to subject its assets to any claims of creditors who might have a claim to the investment company's assets or rights upon liquidation that would take precedence over the claims of shareholders. In addition, the 1940 Act limitations reflect a Congressional intent to limit an investment company's exposure to payments to creditors so that the investment company will not experience difficulty in managing a portfolio to meet debt payment obligations while still meeting redemption requests on demand.

     The current fundamental investment restriction is more restrictive than required by the 1940 Act. In this regard, an investment company under the 1940 Act is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and also may borrow from banks, provided that if borrowings exceed 5%, the investment company must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company's other assets. Thus, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Investment companies may desire to borrow money to meet redemptions while waiting for cash from sales of new shares or the proceeds from the sale of portfolio securities or to avoid being forced to sell portfolio securities. This technique provides investment companies with greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than because of a need for short-term cash.

What effect will amending the current fundamental restriction have on the Funds' borrowing activities?

     The proposed fundamental investment restriction would provide that the Funds may borrow, from banks or any other permissible parties, to the extent permitted by the 1940 Act or any exemptions therefrom. The current restriction confines the Funds' permissible borrowing activities to temporary measures for extraordinary or emergency purposes (and, even then, to amounts not in excess of 5% of net assets or to meet redemption requests). The proposed restriction would expand the circumstances when the Funds may borrow to include any situations permitted by the 1940 Act (for example, if the Funds intended to engage in leverage). For each of the Funds, the permissible aggregate amount of outstanding borrowings for extraordinary or emergency purposes at any particular time would be increased from 5% of net assets to the maximum extent then permitted by the 1940 Act, presently 33 1/3% of total Fund assets.

     The current fundamental investment restriction prohibits the Funds from borrowing for leveraging or investment. In general, an investment company uses leverage when it borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later point in time. Under the proposed fundamental investment restriction, the Fund may borrow for leverage or investment to the extent permitted under the 1940 Act or any exemptive order granted by the SEC. However, if the proposed fundamental restriction is approved by Shareholders, the Funds will be subject to a non-fundamental investment restriction on borrowing limiting the extent to which the Funds may engage in borrowing for leverage or investment. The purpose of this non-fundamental investment restriction is to limit the risk associated with borrowing for such purposes. The proposed non-fundamental investment restriction would provide as follows:

     "No Fund may borrow money for purposes of leveraging or investment in an amount in excess of 15% of total assets."

     Since the proposed borrowing restriction would provide the Funds with greater borrowing flexibility, the Funds may be subject to additional costs, as well as the risks inherent in borrowing, such as reduced total return and increased volatility of net asset value. The use of leverage may subject a Fund to a greater risk of loss. The Funds also could be forced to sell securities at inopportune times to repay loans. The foregoing non-fundamental investment restriction has been proposed by the Board of Directors to address these risks. The Board may change the proposed non-fundamental investment restriction for each Funds on borrowing for purposes of leveraging or investment if they believe that such a change would be in the best interests of the shareholders of that Fund. The Board presently has no intention of changing the proposed non-fundamental investment restriction on the use of leverage.

What is the Board's recommendation on Proposal 3(b)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3(b).

                                 PROPOSAL 3(c):
                   TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT
                          RESTRICTION REGARDING LENDING
                                   (All Funds)

     Current Fundamental Investment Restriction: Each Fund will not make loans aggregating more than 10% of the total assets of the Fund at any one time, provided that none of the following is to be considered a loan: (1) the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities; (2) the purchase of short-term debt securities; (3) lending portfolio securities; or (4) repurchase agreements.

     Proposed Fundamental Investment Restriction: No Fund may make loans to other persons except to the extent permitted by the Investment Company Act 1940, as amended and the rules and regulations, and pursuant to any exemptive relief granted by the SEC. This restriction shall not prevent the Fund from making loans (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/ or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or
(d) to affiliated investment companies to the extent permitted by the Investment Company Act of 1940, as amended and the rules and regulations thereunder, or any exemptions therefrom that may be granted by the SEC.

What are the legal requirements governing lending by the Funds?

     Under the 1940 Act, an investment company's policy regarding lending must be fundamental. SEC staff interpretations of the 1940 Act generally prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations and the use of repurchase agreements. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if a Fund invests in debt securities, such investments might be considered to be a loan from the Fund to the issuer of the debt securities. In order to ensure that the Funds may invest in certain debt securities or repurchase agreements, which also could technically be characterized as the making of loans, the Funds' current fundamental investment restriction specifically exclude such instruments from their prohibitions. In the case of debt securities, they must be publicly distributed. In addition, the Funds' current fundamental investment restriction explicitly permits the Funds to lend their portfolio securities. Securities lending is a practice that has become common in the investment company industry and involves the temporary loan of portfolio securities to parties that use the securities for the settlement of other securities transactions. The collateral delivered to a Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have. Lending securities is permitted under the 1940 Act, subject to certain limitations. Securities lending involves certain risks if the borrower fails to return the securities. The Funds currently do not engage in securities lending activities.

What effect will amending the current fundamental investment restriction have on the Funds' lending activities?

     The proposed fundamental investment restriction is similar to the Funds' current fundamental investment restriction, but would provide the Funds with somewhat greater lending flexibility. Under the current restriction, each Fund may not make loans aggregating more than 10% of the total assets of the Fund at any one time. Under the proposed restriction, the Funds may lend to the full extent permitted by the 1940 Act (currently one-third of total assets). Although the proposed restriction retains the exceptions contained in the existing investment restriction, it also would explicitly permit the Funds to invest in loan participations and direct corporate loans, which recently have become more common as investments for investment companies. In addition, debt securities would be excepted whether or not they are publicly traded or of a type customarily purchased by institutional investors. Investments in debt securities that are not publicly traded would continue to be subject to provisions of the 1940 Act, which currently limit the amount of illiquid securities that may be acquired by investment companies, and to applicable guidelines adopted by the Board of Directors, including liquidity and valuation guidelines. Furthermore, the proposed restriction contemplates the possibility of the Funds engaging in interfund lending, a practice that has recently become more common in the investment company industry. However, the Funds currently have no plan or intention to engage in interfund lending.

     Although the proposed lending restriction would increase the percentage of total assets of the Funds that could be subject to lending transactions, it is not anticipated that adoption of the proposed lending restriction would involve any additional material risk as the proposed investment restriction is not expected to affect significantly the way the Funds are currently managed and operated.

What is the Board's recommendation on Proposal 3(c)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3(c).

                                 PROPOSAL 3(d):
                   TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT
                       RESTRICTION REGARDING UNDERWRITING
                                   (All Funds)

     Current Fundamental Investment Restriction: Each Fund will not act as a securities underwriter for other issuers, but each Fund may purchase securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     Proposed Fundamental Investment Restriction: The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended and the rules and regulations thereunder, or pursuant to any exemptive order granted by the SEC. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered an underwriter under the Securities Act of 1933, as amended, and does not prevent the Fund from selling its own shares.

What are the legal requirements governing underwriting by the Funds?

     Under the 1940 Act, the Funds' policies concerning underwriting are required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. Underwriters are subject to stringent regulatory requirements and are often exposed to substantial liability. As a result, virtually all investment companies operate in a manner that allows them to avoid acting as underwriters.

     From time to time, however, an investment company may purchase a security for investment purposes that it later sells or redistributes to institutional investors or others under circumstances where the investment company could possibly be considered to be an underwriter under the technical definition of "underwriter" contained in the securities laws. For example, an investment company often purchases securities in private securities transactions where a resale could raise a question relating to whether or not the company is technically acting as an underwriter. However, interpretations of the Staff of the SEC clarify that re-sales of privately placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these interpretations.

What effect will amending the current underwriting restrictions have on the Funds?

     The proposed fundamental investment restriction is similar to the Funds' current fundamental investment restriction insofar as it relates to the Funds' underwriting activities. However, the proposed underwriting restrictions, in addition to specifically permitting the Funds to dispose of portfolio securities that they own, would clarify that the Funds may sell their own shares without being deemed an underwriter. Under the 1940 Act, an investment company will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with various requirements of that statute. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Funds are currently managed.

What is the Board's recommendation on Proposal 3(d)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3(d).

                                 PROPOSAL 3(e):
                               TO AMEND THE FUNDS'
                             FUNDAMENTAL INVESTMENT
                              RESTRICTION REGARDING
                            INVESTING IN COMMODITIES
                                   (All Funds)

     Current Fundamental Investment Restriction: Each Fund will not invest in commodities or commodity contracts. However, each Fund (except the Select Bond, Municipal Bond and High Yield Bond Funds) may invest in stock index futures contracts, including indexes on specific industries, and the Municipal Bond, Select Bond, High Yield Bond, International Equity and Asset Allocation Funds may invest in interest rate futures contracts in accordance with their investment objectives and policies. The International Equity, Asset Allocation, Select Bond, Small Cap Growth Stock, Aggressive Growth Stock, Growth Stock and High Yield Bond Funds may invest in foreign currency futures and forward contracts.

     Proposed Fundamental Investment Restriction: No Fund may purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This restriction does not prohibit the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased on a forward commitment or delayed-delivery basis, or other derivative investments, or other financial instruments that are secured by physical commodities, in accordance with the 1940 Act and the rules and regulations thereunder, or pursuant to exemptive relief granted by the SEC.

What are the legal requirements governing transactions in commodities by the Funds?

     Under the 1940 Act, an investment company's investment restriction regarding its investments in commodities must be fundamental. The most common types of commodities are physical commodities, such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities, and therefore, financial futures contracts, such as futures contracts related to stocks, currencies, stock indices or interest rates, also are considered to be commodities. Investment companies typically invest in financial futures contracts and options related to such contracts for hedging or other investment purposes.

What effect will amending the current fundamental restriction have on the Funds' investments in commodities?

     The proposed fundamental restriction concerning investments in commodities would clarify that the Funds have the flexibility to invest in the listed financial instruments and engage in the types of transactions listed in accordance with the 1940 Act. In addition, while the current restriction has confined the certain of the Funds' permissible activities to acquisitions of certain types of financial instruments, the proposed fundamental investment restriction expands the types of instruments that all of the Funds may acquire and the types of transactions in which all of the Funds may engage. The proposed fundamental investment restriction would provide all of the Funds with flexibility to invest in the noted financial instruments as well as other derivative instruments. The addition of "other derivative instruments" to the list of permitted financial instruments will enable the Funds to exclude certain derivative instruments from this restriction to the extent future SEC interpretations may expand the types of instruments that can be excluded from the definition of commodities. The proposed fundamental investment restriction, like the current restriction, also permits investments to be made in these instruments for any purpose, including investment or hedging purposes. Using financial futures instruments can involve substantial risks, and will be utilized by a Funds only if MSA, as investment adviser to each of the Funds, believes such investments are advisable for that Fund and consistent with such Fund's investment objective. For example, price movements of a futures contract or option may not be identical to price movements of portfolio securities or a securities index resulting in a risk that when a Fund buys a futures contract or option as a hedge, the hedge may not be completely effective.

What is the Board's recommendation on Proposal 3(e)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3(e).

                                   PROPOSAL 4:
                  RECLASSIFICATION OF THE INDEX 500 STOCK FUND
                 AND THE INDEX 400 STOCK FUND AS NON-DIVERSIFIED
                 FUNDS UNDER THE 1940 ACT AND ELIMINATION OF THE
                  DIVERSIFICATION RESTRICTION AS A FUNDAMENTAL
                             INVESTMENT RESTRICTION

Which Funds' shareholders will vote on this Proposal 4?

     Proposal 4 applies only to the Shareholders of each of the Index 500 Stock Fund and the Index 400 Stock Fund as of the Record Date, with each fund voting separately. Proposal 4 requests shareholder approval to reclassify the Index 500 Stock Fund and Index 400 Stock Fund as non-diversified funds under the 1940 Act and to eliminate the diversification restriction as a fundamental investment restriction. As noted in the Introduction to Proposals 3-5, under the 1940 Act, only certain policies and restrictions are required to be fundamental (and subject to change only with prior shareholder and Board approval). The Index 500 Stock Fund and Index 400 Stock Fund currently are diversified funds under the 1940 Act and are subject to the fundamental investment restriction set forth below.

     Current Fundamental Investment Restriction: Each Fund will not with respect to at least 75% of the total assets of the Fund, invest more than 5% of the value of such assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies), or invest more than 10% of the outstanding securities of any one issuer.

What legal requirements govern the Funds' diversification policies?

     Under the 1940 Act, an investment company must classify itself as either diversified or non-diversified. However, an investment company's status as a "diversified" or "non-diversified" fund under the 1940 Act is not required to be a fundamental investment restriction. The difference is that diversified funds are subject to stricter limits on the amount of assets that can be invested in any one company. Under the 1940 Act, a "diversified" investment company may not purchase the securities of any one issuer, if, at the time of purchase, as to 75% of the investment company's total assets, (i) more than 5% of the company's total assets would be invested in securities of that issuer, or (ii) more than 10% of the voting securities of an issuer would be held by the fund. Under the 1940 Act, these 5% and 10% limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies. Under the 1940 Act, a "non-diversified" investment company is not subject to such restrictions. However, the Internal Revenue Code also has certain diversification requirements for funds that are "regulated investment companies," including all of the Funds. For non-diversified funds, the IRS diversification requirements mean that the limits effectively apply to 50% of the Funds' total assets (in lieu of 75%).

What effect will changing the Index 500 Stock Fund and Index 400 Stock Fund to non-diversified funds and eliminating the diversification restriction as a fundamental investment restriction have on such funds?

     Proposal 4, which relates only to the Index 500 Stock Fund and the Index 400 Stock Fund, is asking for shareholder approval to reclassify the two index-orientated funds of MSF as "non-diversified" under the 1940 Act. The purpose of this change is to eliminate a potential conflict between each index funds' indexing objective and the 1940 Act's requirements for diversified funds. Specifically, the change to non-diversified status will ensure that the funds can continue to track their target indices even if the indices become dominated by a small number of stocks. Classifying an index or index-orientated fund as diversified has the potential to prevent the fund from meeting its indexing objective. This is because it is possible in certain markets for the largest positions in an index to appreciate significantly relative to the index's other positions, causing the index to be dominated by a handful of companies. A diversified index fund tied to such an index would be forced to make a difficult choice: continue to track the index, in which case the fund would violate its diversification policy; or comply with its diversification policy, in which case the fund would fail to track the index. The Board of Directors of MSF believes that an index fund should always track its target index as closely as possible, regardless of market conditions. Reclassifying the Index 500 Stock Fund and Index 400 Stock Fund as non-diversified funds under the 1940 Act will not materially impact the day-to-day operations of the index funds. Unless and until changes in the composition of such funds' target indices require otherwise, each fund will continue to meet the standards that apply to diversified funds. A fund will exceed the limits that apply to diversified funds only as necessary to track its target index. In such a case, the funds would be considered riskier than a diversified fund investing in the same securities. This is because the performance of a diversified fund can be hurt or (helped) to a greater degree by the performance of just a few securities. Finally, as noted above, under the 1940 Act, a fund is not required to have a fundamental policy regarding its status as either diversified or non-diversified. Proposal 4 compliments Proposal 3(a)(ii), which will permit the two index funds to concentrate their investments to the extent necessary for them to track their respective indices.

What is the Board's recommendation on Proposal 4?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 4.

                                   PROPOSAL 5:
                 ELIMINATION OF CERTAIN INVESTMENT RESTRICTIONS

Which Funds' shareholders will vote on this Proposal 5?

     Proposal 5(a) applies to Shareholders of each of the Funds as of the Record Date, except the Index 500 Stock Fund and the Index 400 Stock Fund. Proposals 5(b) through 5(h) pertain to Shareholders of each of the Funds as of the Record Date.

Why is the Board recommending that these fundamental restrictions be eliminated, and what effect will these eliminations have on the Funds?

     Certain of the Funds' fundamental investment restrictions were originally drafted to comply with state laws and regulations. Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Funds are no longer required to include certain fundamental investment restrictions as discussed in the introduction to Proposals 3 through 5. In addition, certain of these fundamental investment restrictions are not required to be fundamental under the 1940 Act.

     MSA has proposed that these fundamental investment restrictions be eliminated to reduce administrative burdens associated with unnecessary restrictions and to provide additional flexibility to the Funds to pursue their respective investment objectives in accordance with applicable laws in effect from time to time, including the 1940 Act, without reference to other requirements. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, MSA believes that the Funds will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate.

     MSA does not anticipate that eliminating the investment restrictions will result in any material additional risk to the Funds. Although certain of the current fundamental investment restrictions of the Funds, as drafted, are no longer legally required, the Funds' investments in these particular areas will continue to be subject to the limitations and protections of the 1940 Act, and any exemptive orders granted under the 1940 Act. Further, the Funds have no current intention to change their present investment practices as a result of eliminating these investment restrictions, except to the limited extent described below.

                                 PROPOSAL 5(a):
                      ELIMINATION OF THE FUNDS' FUNDAMENTAL
                INVESTMENT RESTRICTION REGARDING DIVERSIFICATION
      (All Funds, except the Index 500 Stock Fund and Index 400 Stock Fund)

     Current Fundamental Investment Restriction: Each Fund will not with respect to at least 75% of the total assets of the Fund, invest more than 5% of the value of such assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies), or invest in more than 10% of the outstanding securities of any one issuer.

Which Funds' shareholders will vote on this Proposal 5(a)?

     Proposal 5(a) applies to all shareholders of each of the Funds as of the Record Date, except the Index 500 Stock Fund and Index 400 Stock Fund.

What legal requirements govern the Funds' diversification policies?

     As noted in Proposal 4, under the 1940 Act, an investment company must classify itself as either a "diversified" or "non-diversified" fund under the 1940 Act. However, an investment company's status as either "diversified" or "non-diversified" is not required to be a fundamental investment restriction. For a further discussion of the technical requirements applicable to diversified funds under the 1940 Act, see Proposal 4.

What effect will eliminating the fundamental investment restriction regarding diversification have on the Funds?

     Elimination of this investment restriction is not expected to have any impact on the day-to-day management of the Funds. All of the Funds (except the Index 500 Stock Fund and Index 400 Stock Fund if Proposal 4 is approved by shareholders of such funds) will continue to be subject the requirements applicable to "diversified funds" under the 1940 Act. In compliance with the diversification requirements under the 1940 Act, the 5% and 10% restrictions will not apply to securities of other investment companies (as well as securities issued by the U.S. government, its agencies or instrumentalities) notwithstanding the fact that this carve-out is not explicitly provided for in the current fundamental investment restriction.

What is the Board's recommendation on Proposal 5(a)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 5(a).

                                 PROPOSAL 5(b):
                ELIMINATION OF THE FUNDS' FUNDAMENTAL INVESTMENT
               RESTRICTION REGARDING ACQUIRING MORE THAN A CERTAIN
                   PERCENTAGE OF SECURITIES OF ANY ONE ISSUER
                                   (All Funds)

     Current Fundamental Investment Restriction: Each Fund will not acquire more than 25% of any class of equity securities of any one issuer.

What are the legal requirements governing the Funds' acquisition of securities of any one issuer?

     There is no requirement under the 1940 Act that a fund have a fundamental investment restriction limiting the percentage of a funds' assets which may be invested in any one issuer. As noted in Proposals 4 and 5(a), a fund must classify itself as either diversified or non-diversified under the 1940 Act (although such classification is not required to be a fundamental investment restriction). As noted in Proposals 4 and 5(a), all of the Funds are diversified funds under the 1940 Act (except prospectively, the Index 500 Stock Fund and Index 400 Stock Fund if Proposal 4 is approved). As such, the Funds will be limited by the diversification restrictions of the 1940 Act as to the percentage of securities of any one issuer in which they may invest. In addition, as noted in Proposal 4, if Proposal 4 is approved by shareholders, the Index 500 Stock Fund and the Index 400 Stock Fund will remain subject to the IRS diversification requirements applicable to "regulated investment companies."

What effect would elimination of this restriction have on the Funds?

     Elimination of this investment restriction is not expected to have any impact on the day-to-day management of the Funds. All of the Funds (except, prospectively, the Index 500 Stock Fund and Index 400 Stock Fund if Proposal 4 is approved by shareholders of such funds) will continue to be subject to the requirements of "diversified funds" under the 1940 Act and all of the Funds will continue to be subject to the diversification requirements under the Internal Revenue Code.

What is the Board's recommendation on Proposal 5(b)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 5(b).

                                 PROPOSAL 5(c):
                ELIMINATION OF THE FUNDS' FUNDAMENTAL INVESTMENT
                       RESTRICTIONS REGARDING SHORT SALES

     Current Fundamental Investment Restriction: Each Fund will not make short sales of securities.

What are the legal requirements governing the Funds' short sales?

     As discussed in Proposal 3(b) above, the current fundamental investment restriction limits the Funds' ability to make short sales. Proposal 3(b) also explains that MSA has proposed that the short sales investment restriction be removed as a separate investment restriction and combined in the Funds' investment restriction regarding issuance of senior securities. The effect of the proposed fundamental investment restriction governing issuing senior securities (and effecting short sales) is discussed in Proposal 3(b) above. If Proposal 3(b) is approved, MSA and the Board are recommending that this investment restriction governing short sales then be eliminated because the Funds will be subject to a fundamental investment restriction governing short sales described in Proposal 3(b) above.

What effect would elimination of this investment restriction have on the Funds?

     The proposed elimination of this investment restriction would permit the Funds to effect short sales as permitted by the 1940 Act and any exemptive relief granted by the SEC, as contemplated by the proposed fundamental investment restriction described in Proposal 3(b). The ability of the Funds to effect short sales, however, will continue to be subject to the current regulatory requirements, interpretations and procedures described in Proposal 3(b) which operate to limit the Funds' exposure to risks associated with these transactions. At present, investment companies may engage in short sales of securities only in limited circumstances under the 1940 Act. Elimination of the fundamental investment restriction would allow the Funds to respond to any beneficial changes in these regulatory interpretations and procedures or in the provisions of the 1940 Act governing short sales without conducting a shareholder meeting with attendant expense and delay.

     If the proposed amendment to the Funds' fundamental restriction governing issuing senior securities/borrowing is approved by Shareholders, the Funds will be subject to the following non-fundamental investment restriction:

     "No Fund may borrow money for purposes of leverage or investment in excess of 15% of total assets."

While this non-fundamental investment restriction constrains the Funds' ability to effect short sales, the Board may change the non-fundamental investment restriction for each Fund if they believe that such a change would be in the best interest of that Fund. The use of leverage may subject the Funds to greater risk of loss. The Board presently has no intention of changing the non-fundamental investment restriction on the use of leverage.

What is the Board's recommendation on Proposal 5(c)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 5(c).

                                 PROPOSAL 5(d):
                ELIMINATION OF THE FUNDS' FUNDAMENTAL INVESTMENT
              RESTRICTION REGARDING PURCHASING SECURITIES ON MARGIN
                                   (All Funds)

     Current Fundamental Investment Restriction: Each Fund will not purchase any security on margin, but each Fund may obtain such short-term credits as are necessary for the clearance of the purchases and sales of securities.

What are the legal requirements governing the Funds' purchasing securities on margin?

     Purchases of securities on margin by investment companies currently are prohibited under the 1940 Act. Margin purchases generally involve the purchase of securities with money borrowed from a broker with cash or securities being used as collateral for the loans. An investment company is not required to have a fundamental investment restriction regarding margin purchases under the 1940 Act. The investment restriction regarding purchasing securities on margin was originally included as a fundamental investment restriction in response to various state law requirements which were preempted by NSMIA.

What effect would elimination of this restriction have on the Funds?

     Elimination of the fundamental investment restriction related to margin accounts would allow the Funds if the 1940 Act is changed, to respond to any provisions of the amended statute that are of potential benefit without the delay and expense of conducting a shareholder meeting.

What is the Board's recommendation on Proposal 5(d)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 5(d).

                                 PROPOSAL 5(e):
                 TO ELIMINATE THE FUNDS' FUNDAMENTAL INVESTMENT
                     RESTRICTION REGARDING MAKING LOANS FOR
                 NON-BUSINESS PURPOSES OR TO UNSEASONED ISSUERS
                                   (All Funds)

     Current Fundamental Investment Restriction: Each Fund will not make loans to persons who intend to use the proceeds for non-business purposes or to companies which (including predecessors) have been in business for less than three years. Repurchase agreements are not considered to be "loans" for the purpose of this restriction.

What are the legal requirements governing the Funds' making loans to unseasoned issuers?

     Under the 1940 Act, an investment company is not required to have a fundamental investment restriction regarding making loans for non-business purposes or to companies (including predecessors) that have been in business less than three years ("unseasoned issuers"). The current fundamental investment restriction was originally included in the Fund's investment restrictions in response to various state law requirements. Under NSMIA, however, the Funds are no longer legally required to retain such a policy as a fundamental investment restriction. MSA therefore has recommended that this restriction be eliminated.

What effect will eliminating the fundamental investment restriction regarding loans to unseasoned issuers have on the funds?

     Elimination of this investment restriction should not have a material impact on the day-to-day operations of the Funds. Although the Funds have not and do not intend to make loans for non-business purposes, and have not and do not currently intend to make loans to unseasoned issuers, elimination of the restriction will provide MSA with greater investment flexibility. Investments in unseasoned issuers can be more volatile than investments in more seasoned issuers.

What is the Board's recommendation on Proposal 5(e)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 5(e).

                                 PROPOSAL 5(f):
                       TO ELIMINATE THE FUNDS' FUNDAMENTAL
                    INVESTMENT REGARDING INVESTMENT IN OTHER
                              INVESTMENT COMPANIES
                                   (All Funds)

     Current Fundamental Investment Restriction: Each Fund will not purchase the securities of any other investment company in amounts exceeding 10% of the total assets of the Fund, except in connection with mergers, consolidations or acquisitions of assets.

What are the legal requirements governing the Funds' investment in other investment companies?

     The current fundamental investment restriction limits the Funds' ability to invest in the securities of other open-end investment companies and was originally included in the Funds' fundamental investment restrictions in response to various state law requirements. Under NSMIA, however, the Funds are no longer legally required to retain such a policy as a fundamental investment restriction. MSA therefore has recommended that this restriction be eliminated.

What effect will eliminating the fundamental investment restriction have on the Funds' investment activities?

     Upon elimination of this investment restriction, the Funds would remain subject to the 1940 Act's restrictions on an investment company's investments in other open-end investment companies. The 1940 Act's restrictions presently state that an investment company may not purchase more than 3% of another investment company's total outstanding voting stock, commit more than 5% of its assets to the purchase of another investment company's securities, or have more than 10% of its total assets invested in securities of all other investment companies. If certain conditions are met, investment companies may invest all of their assets in one or more investment companies.

     Elimination of this investment restriction should not have a significant impact on the day-to-day management of the Funds. The Funds presently do not intend to pursue their investment objectives through the purchase of other open-end investment company securities in excess of 1940 Act limitations.

What is the Board's recommendation on Proposal 5(f)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 5(f).

                                 PROPOSAL 5(g):
                 TO ELIMINATE THE FUNDS' FUNDAMENTAL INVESTMENT
                         RESTRICTION REGARDING LIQUIDITY
                                   (All Funds)

     Current Fundamental Investment Restriction: Each Fund will not invest more than 15% of the value of the net assets of the Fund in securities which are restricted as to disposition under federal securities laws and in other illiquid assets.

What are the legal requirements governing the Funds' investment in restricted and illiquid securities?

     Under the 1940 Act, a fund is not required to have a fundamental investment restriction regarding liquidity or investment in restricted securities. However, under the 1940 Act, mutual funds are not permitted to invest more than 15% of their assets in illiquid securities because such securities may be difficult to sell in order to meet, on a timely basis, redemption requests and may be difficult to value accurately in the absence of actual purchases and sales. In general, the SEC defines an illiquid security as one which cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security.

What effect will amending the fundamental investment restriction have on the Funds?

     Eliminating this investment restriction should not have a significant impact on the day-to-day management of the Funds. The Funds will continue to be subject to the restrictions on illiquid and restricted securities imposed by the 1940 Act. By eliminating the restriction, the Funds will be able to respond more quickly to market and regulatory developments impacting the definition of illiquid or restricted securities because no shareholder vote will be required to amend a current investment restriction.

What is the Board's recommendation on Proposal 5(g)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 5(g).

                                 PROPOSAL 5(h):
                       TO ELIMINATE THE FUNDS' FUNDAMENTAL
                   INVESTMENT RESTRICTION REGARDING INVESTING
                            FOR CONTROL OR INFLUENCE
                                   (All Funds)

     Current Fundamental Investment Restriction: Each Fund will not invest for the purpose of influencing management or exercising control, but freedom of action is reserved with respect to the exercise of voting rights in respect of each Fund's securities.

What are the legal requirements governing the Funds' policy of investing for control or influence?

     The investment restriction was enacted in response to various state securities laws and is no longer required under NSMIA. The investment restriction was intended to ensure that an investment company would not be engaged in the business of managing another company. Typically, if an investment company acquires a large percentage of the securities of a single issuer, it will be deemed to have invested in such issuer for the purposes of exercising control or management. In certain circumstances, the fundamental investment restriction could be read to unduly restrict MSA, or a Fund, from exerting influence with the management of issuers in which a Fund has invested when to do so would be in the Fund's interests.

What effect will eliminating the fundamental restriction have on the Funds' policy on investing for control or influence?

     Eliminating this investment restriction will not have any significant impact on the day-to-day management of any of the Funds because none of the Funds have a present intention of investing in an issuer for the purposes of exercising control or management. The Funds currently are diversified funds and, as such, are subject to limitations under the 1940 Act as to the percentage of securities of any one issuer which may be acquired as discussed in Proposal 4. If Proposal 4 is approved by shareholders, the Index 500 Stock Fund and Index 400 Stock Fund would become non-diversified funds under the 1940 Act. Notwithstanding this change in designation, the objectives of the Index 500 Stock Fund and Index 400 Stock Fund are to track their respective indices and not to invest in issuers for the purpose of exercising control or management.

What is the Board's recommendation on Proposal 5(h)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 5(h).

                       GENERAL INFORMATION ABOUT THE FUNDS

Who are the executive officers of MSF?

     Information about the executive officers and directors of MSF and the portfolio managers for the Funds is set forth in Appendix A.

What is the security ownership of management and certain holders?

     Information about the ownership of each class of each Funds' shares by directors, director nominees and executive officers of MSF and by 5% holders of each class is in Appendix B.

Who are the investment adviser, sub-adviser, administrator and principal underwriter of the Funds?

     The Funds' investment adviser is MSA, a wholly-owned company of Northwestern Mutual. MSA's address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. MSA and its predecessor Northwestern Mutual Investment Securities, LLC ("NMIS"), have served as investment adviser to each of the Funds, subject to control of the Board of Directors since MSF's incorporation. MSA provides investment advice and recommendations regarding the purchase and sale of securities for the funds. The personnel and related facilities of Northwestern Mutual are utilized by MSA in performing its investment advisory function. For the International Equity Fund, MSA has retained Templeton Investment Counsel, LLC ("Templeton"), 500 East Browerd Boulevard, Fort Lauderdale, Florida 33394, a wholly-owned indirect subsidiary of Franklin Resources, Inc., as sub-adviser.

     The Funds' administrator is Northwestern Mutual located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Brown Brothers Harriman & Co. provides fund accounting services for the International Equity Fund. Brown Brothers Harriman & Co. is located at 40 Water Street, Boston, Massachusetts 02109.

     The Funds' distributor is NMIS located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is controlled by Northwestern Mutual and, therefore is an affiliate of MSA.

Who are the Funds' auditors and how much were they compensated in the last fiscal year?

     Upon the recommendation of the Audit Committee of the Board of Directors of MSF, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of MSF for the fiscal year ending March 31, 2003. PwC has informed the Audit Committee for MSF that it has no material direct or indirect financial interest in any of the Funds and that investments in the Funds by its personnel and their family members are prohibited where appropriate to maintain the auditor's independence. In the opinion of the Audit Committee, the services provided by PwC are compatible with maintaining its independence. Information concerning the compensation paid to PwC is set forth below.

     Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of MSF's annual financial statements for the fiscal year ended March 31, 2002 were $165,500.

     Financial Information Systems Design and Implementation Fees. During the fiscal year ended March 31, 2002, PwC did not bill MSF for any professional services relating to financial information systems design. During the fiscal year ended March 31, 2002, PwC billed a total of $62,153 to Robert
     W. Baird & Co., Incorporated, an affiliate of MSA, for financial information systems design and no fees to MSA or any other entities controlling, controlled by or under common control with MSA that provided services to MSF for professional services relating to financial information systems design.

     All Other Fees. During the fiscal year ended March 31, 2002, the aggregate fees billed by PwC for other professional services rendered to MSF, MSA and all entities controlling, controlled by or under common control with MSA that provided services to MSF were $1,210,323, of which $55,550 was billed to MSF for services related to tax return preparation and excise tax review. The remaining amount of the PwC fees billed related to audit services (of which $803,425 related to audit services provided to Northwestern Mutual), tax services and other non-audit services provided by PwC to MSA and all entities controlling, controlled by or under common control with MSA that provided services to MSF (including Northwestern Mutual).

Representatives of PwC are not expected to be present at the Special Meeting.

How many shares of each Fund were outstanding on the Record Date?

     Shareholders of record at the close of business on February 28, 2003 (the "Record Date") are entitled to be present and to vote at the Special Meeting or any adjournment of the Special Meeting. Each share of record is entitled to one vote on each matter presented at the Special Meeting, with proportionate votes for fractional shares. The holders of 5% or more of MSF's shares are listed in Appendix B.

     As of February 28, 2003, there were the following number of shares (rounded to the nearest whole share) outstanding of each Fund:

                                                               Number of
                                                          Shares Outstanding
                                                     ---------------------------
Name of Fund                                          Class A            Class B
------------                                         ---------           -------
Small Cap Growth Stock Fund ................         1,417,698           363,350
Aggressive Growth Stock Fund ...............         7,171,429           837,717
International Equity Fund ..................         8,278,183           496,875
Index 400 Stock Fund .......................         6,802,083           899,257
Growth Stock Fund ..........................         5,395,975           522,960
Large Cap Core Stock Fund ..................         8,331,367           529,250

                                                            Number of
                                                        Shares Outstanding
                                                  ------------------------------
Name of Fund                                        Class A             Class B
------------                                      ----------           ---------
Index 500 Stock Fund ...................           5,505,965           2,036,803
Asset Allocation Fund ..................           6,628,371           1,590,161
High Yield Bond Fund ...................          10,918,063             657,098
Municipal Bond Fund ....................           9,646,368             298,636
Select Bond Fund .......................           8,748,444             943,334

How can I submit a proposal to be voted on by shareholders?

     MSF is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to MSF's offices, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, Attn: Secretary, so they are received within a reasonable time before any such meeting. MSF currently does not intend to hold a meeting of shareholders in 2004.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be presented at the Special Meeting other than Proposals 1 through 6, and does not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted in the discretion of the persons named in the proxy.

                                             By Order of the Board of Directors,

                                             /s/ Merrill C. Lundberg

                                             Merrill C. Lundberg
                                             Secretary

                      This page intentionally left blank.

                                   APPENDIX A

                   EXECUTIVE OFFICER AND DIRECTOR INFORMATION

     Set forth below is a list of the current directors and executive officers of MSF, and the portfolio managers for the Funds, including their names, ages, position(s) with MSF, and principal occupation or employment during the past five years. An asterisk (*) indicates that the director is an "interested person" of MSF as defined in Section 2(a)(19) of the 1940 Act. Messrs. Zore and Graff are interested persons of MSF because they are Trustees of Northwestern Mutual, the parent corporation of the Fund's investment adviser. Mr. Zore also is the President and CEO of Northwestern Mutual.

                                    DIRECTORS

                             Position and Year        Principal Occupation
                                of Election              or Employment              Other Directorships
Name, Address, Age             or Appointment         During Last 5 Years            Held by Director
-------------------------    -----------------    ---------------------------   ---------------------------
Edward J. Zore (56)*          Director (2000)     President and Chief           Director, since 2000, of
720 E. Wisconsin Ave.                             Executive Officer of          Manpower, Inc., a
Milwaukee, WI 53202                               Northwestern Mutual           publicly traded staffing
                                                  since 2001, President         company which provides
                                                  from 2000 to 2001, prior      global workforce
                                                  thereto, Executive Vice       management services and
                                                  President. Trustee of         solutions, headquartered in
                                                  Northwestern Mutual           Milwaukee, Wisconsin.
                                                  since 2000. President of
                                                  MSF from May 2000 to
                                                  February 2003.

William J. Blake (70)(1)         Director         Chairman, Blake               None
731 N. Jackson Street             (1996)          Investment Corp. (real
Milwaukee, WI 53202                               estate investments and
                                                  venture capital).

Stephen N. Graff (68)*           Director         Retired Partner Arthur        None
805 Lone Tree Road                (1996)          Andersen LLP
Elm Grove, WI 53122                               (Public Accountants),
                                                  Trustee of
                                                  Northwestern Mutual.

Martin F. Stein (65)             Director         Former Chairman of            Director since 1987, of
1800 East Capitol Drive           (1996)          Eyecare One, Inc., which      Koss Corporation, a
Milwaukee, WI 53211                               includes Stein Optical        publicly traded company
                                                  (retail sales of eyewear)     that designs,
                                                  and Eye Q Optical             manufactures and sells
                                                  Centers. Prior thereto,       sterephones and related
                                                  Chairman and CEO of           accessories.
                                                  Stein Health Services.

----------------
(1) Pursuant to MSF's By-laws, Mr. Blake will retire effective May 1, 2003 due to his attainment of age 70.

                             Position and Year        Principal Occupation
                                of Election              or Employment              Other Directorships
Name, Address, Age             or Appointment         During Last 5 Years            Held by Director
-------------------------    -----------------    ---------------------------   ---------------------------
William A. McIntosh (63)          Director        Financial consulting          Director, since 1996, of
525 Sheridan Road                  (1997)         since 1998; Adjunct           MGIC Investment
Kenilworth, IL 60043                              faculty member, Howard        Corporation, a publicly
                                                  University, Washington,       traded holding company
                                                  D.C.; 1995 and prior          which is a leading
                                                  thereto, Division Head,       provider of private
                                                  U.S. Fixed Income             mortgage insurance,
                                                  Division, Salomon             headquartered in
                                                  Brothers, an investment       Milwaukee, Wisconsin.
                                                  banking firm.                 Director, since August
                                                                                2002, of Comdisco
                                                                                Holding Company, Inc.,
                                                                                a publicly traded
                                                                                company which leases
                                                                                information technology
                                                                                equipment, headquartered
                                                                                in Rosemont, Illinois.

                                   OFFICERS

                                Position and Year of                Principal Occupation or
Name, Address, Age            Election or Appointment          Employment During Last Five Years
---------------------------   -----------------------   --------------------------------------------
Mark G. Doll (52)                   President           President of MSF since 2003, prior thereto
720 East Wisconsin Ave.               (2003)            Vice President and Treasurer from 1996 to
Milwaukee, WI 53202                                     2003. Senior Vice President of
                                                        Northwestern Mutual. President and
                                                        Director of Mason Street Advisors, LLC
                                                        since 2002. Vice President and Assistant
                                                        Treasurer -- Public Markets of
                                                        Northwestern Investment Management
                                                        Company, LLC from 1998 to 2001. Prior
                                                        thereto, Executive Vice President, Investment
                                                        Advisory Services of Northwestern Mutual
                                                        Investment Services, LLC.

Charles D. Robinson (57)          Vice President        Senior Vice President Investment Products
720 East Wisconsin Ave.           Marketing and         and Services of Northwestern Mutual since
Milwaukee, WI 53202                 Operations          February, 2001, prior thereto, with AIG,
                                      (2001)            Global Retirement Services Division as
                                                        Chief Marketing Officer and Senior Vice
                                                        President from 1999 to 2000. From 1980
                                                        to 1999, various positions of increasing
                                                        responsibility with VALIC/American
                                                        General Group, most recently as Senior
                                                        Vice President, Institutional Marketing.

Walter M. Givler (45)         Vice President, Chief     Since 2001, Associate Controller,
720 East Wisconsin Avenue       Financial Officer       Northwestern Mutual, prior thereto, from
Milwaukee, WI 53202               and Treasurer         2000-2001, Director -- New Business
                                     (2003)             Large Case Division, and from 1996-2000
                                                        Director -- New Business West/Central
                                                        Region; Employed by Northwestern Mutual
                                                        since 1982.

                                Position and Year of                Principal Occupation or
Name, Address, Age            Election or Appointment          Employment During Last Five Years
---------------------------   -----------------------   --------------------------------------------
Patricia L. Van Kampen (51)      Vice President --      Managing Director of Mason Street
720 East Wisconsin Avenue           Investments         Advisors, LLC since 2002. Managing
Milwaukee, WI 53202                   (1989)            Director of Northwestern Investment
                                                        Management Company, LLC from 1998 to
                                                        2001; prior thereto, Vice President --
                                                        Common Stocks of Northwestern Mutual.

William R. Walker (45)           Vice President --      Managing Director of Mason Street
720 East Wisconsin Avenue           Investments         Advisors, LLC since 2002. Managing
Milwaukee, WI 53202                   (1994)            Director of Northwestern Investment
                                                        Management Company, LLC from 1998 to
                                                        2001; prior thereto, Director of Common
                                                        Stocks of Northwestern Mutual, and Vice
                                                        President of Northwestern Mutual
                                                        Investment Services, LLC.

Steven P. Swanson (48)           Vice President --      Managing Director of Mason Street
720 East Wisconsin Avenue           Investments         Advisors, LLC since 2002. Managing
Milwaukee, WI 53202                   (1994)            Director of Northwestern Investment
                                                        Management Company, LLC from 1998 to
                                                        2001; prior thereto, Vice President --
                                                        Securities of Northwestern Mutual, and
                                                        Vice President of Northwestern Mutual
                                                        Investment Services, LLC.

Varun Mehta (34)                 Vice President --      Director of Mason Street Advisors, LLC
720 East Wisconsin Avenue           Investments         since 2002. Director of Northwestern
Milwaukee, WI 53202                   (1998)            Investment Management Company, LLC
                                                        from 1998 to 2001, prior thereto,
                                                        Investment Officer -- Public Fixed Income
                                                        of Northwestern Mutual. Vice President
                                                        Fixed Income Securities of Northwestern
                                                        Mutual Investment Services, LLC from
                                                        2000 to 2001.

Jefferson V. DeAngelis (44)      Vice President --      Managing Director of Mason Street
720 East Wisconsin Avenue           Investments         Advisors, LLC since 2002. Managing
Milwaukee, WI 53202                   (1998)            Director of Northwestern Investment
                                                        Management Company, LLC from 1998 to
                                                        2001, prior thereto, Vice President --
                                                        Fixed Income Securities of Northwestern
                                                        Mutual, and Vice President -- Fixed
                                                        Income Securities of Northwestern Mutual
                                                        Investment Services, LLC.

Ronald C. Alberts (38)           Vice President --      Director of Mason Street Advisors, LLC
720 East Wisconsin Avenue           Investments         since 2002. Director of Northwestern
Milwaukee, WI 53202                   (1996)            Investment Management Company, LLC
                                                        from 1998 to 2001; prior thereto, Associate
                                                        Director -- Fixed Income of Northwestern
                                                        Mutual Life. Vice President -- Fixed
                                                        Income Securities of Northwestern Mutual
                                                        Investment Services, LLC from 2000
                                                        to 2001.

                                Position and Year of              Principal Occupation or
Name, Address, Age            Election or Appointment        Employment During Last Five Years
---------------------------   -----------------------   ------------------------------------------
David P. Keuler (41)             Vice President --      Managing Director of Mason Street
720 East Wisconsin Avenue           Investments         Advisors, LLC since 2003. Director of
Milwaukee, WI 53202                   (2002)            Mason Street Advisors, LLC from 2002 to
                                                        2003. Director of Northwestern Investment
                                                        Management Company, LLC from 1998 to
                                                        2001; prior thereto, Associate Director --
                                                        Common Stocks of Northwestern Mutual.

Cindy L. Jackson (43)            Vice President --      Managing Director of Mason Street
720 East Wisconsin Avenue           Investments         Advisors, LLC since 2003. Director of
Milwaukee, WI 53202                   (2003)            Mason Street Advisors, LLC from 2002 to
                                                        2003. Director of Northwestern Investment
                                                        Management Company, LLC from 1998 to
                                                        2001; prior thereto, Associate Director --
                                                        Common Stocks of Northwestern Mutual.

Michael P. Johnson (41)          Vice President --      Director of Mason Street Advisors, LLC
720 East Wisconsin Avenue           Investments         since 2002. Director of Northwestern
Milwaukee, WI 53202                   (2003)            Investment Management Company, LLC
                                                        from 1998 to 2001; prior thereto, Associate
                                                        Director -- Common Stocks of
                                                        Northwestern Mutual.

Merrill C. Lundberg (62)          Secretary (1986)      Assistant General Counsel of Northwestern
720 East Wisconsin Avenue                               Mutual.
Milwaukee, WI 53202

Barbara E. Courtney (44)         Controller (1997)      Associate Director of Mutual Fund
720 East Wisconsin Avenue                               Accounting of Northwestern Mutual.
Milwaukee, WI 53202

     Each of the Directors has served as a Director of MSF since October 24, 1996, except for William A. McIntosh and Edward J. Zore, who have served as Directors since May 8, 1997, and May 18, 2000, respectively. Effective May 1, 2003, each director of MSF shall hold office for a twelve-year term (commencing May 1, 2003).

     All Board members and officers of the Fund, except Charles D. Robinson and Ronald C. Alberts, also are board members or officers of Northwestern Mutual Series Fund, Inc. (the "Series Fund"), a registered investment company. Shares of the Series Fund are offered to and may only be purchased by Northwestern Mutual in connection with variable annuity and variable life insurance contracts issued by Northwestern Mutual.

     Set forth below is a listing of the names of the principal executive officers and directors of MSA and certain information regarding such persons. An (**) asterix indicates those individuals who also are officers and directors of MSF.

                          DIRECTORS AND OFFICERS OF MSA

                                                               Principal Occupation or
Name                          Position with MSA          Employment During Past Five Years
----                       ----------------------   -------------------------------------------
Mark G. Doll**             President and Director   Senior Vice President of Northwestern
                                                    Mutual. President and Director of Mason
                                                    Street Advisors, LLC since 2002. Vice
                                                    President and Assistant Treasurer -- Public
                                                    Markets of Northwestern Investment
                                                    Management Company, LLC from 1998 to
                                                    2001. Prior thereto, Executive Vice
                                                    President, Investment Advisory Services of
                                                    Northwestern Mutual Investment
                                                    Services, LLC.

Mason G. Ross                     Director          Executive Vice President and Chief
                                                    Investment Officer of Northwestern Mutual
                                                    since 2001. Prior thereto, Senior Vice
                                                    President from 1998 to 1999, and Senior
                                                    Vice President and Chief Investment
                                                    Officer from 1999 to 2001.

Chris M. Bauer                    Director          Retired Chairman and founder First
                                                    Business Bank-Milwaukee from
                                                    1999-2002. Prior thereto, from 1991-1998,
                                                    Chairman and Chief Executive Officer of
                                                    Firstar Bank Milwaukee, N.A.

Jefferson V. DeAngelis**          Treasurer         Managing Director of Mason Street
                                                    Advisors, LLC since 2002. Managing
                                                    Director of Northwestern Investment
                                                    Management Company, LLC from 1998 to
                                                    2001. Prior thereto, Vice President --
                                                    Fixed Income Securities of Northwestern
                                                    Mutual, and Vice President -- Fixed
                                                    Income Securities of Northwestern Mutual
                                                    Investment Services, LLC.

Robert J. Berdan                  Secretary         Vice President, General Counsel since
                                                    2000 and Secretary since 2001 of
                                                    Northwestern Mutual. Prior thereto, Vice
                                                    President and Executive Officer of
                                                    Northwestern Mutual Compliance Best
                                                    Practices Department 1996 to 2000.

Edward S. Dryden              Chief Compliance      Chief Compliance Officer of MSA since
                                   Officer          2001. Prior thereto, from 1999-2001,
                                                    Director of Compliance, Heartland
                                                    Advisors, Inc. and from 1992-1999,
                                                    Director of Compliance, Janus Capital
                                                    Corporation.

                                   APPENDIX B

               SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

     To the best knowledge of MSF, the names and addresses of the holders of 5% or more of the outstanding shares of each Fund as of February 28, 2002 are set forth below.

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

                                     Name and Address           Shares Owned       Percent       Percent
Fund                                 of Record Owner            of Record(1)      of Class(2)   of Fund(3)
----                           --------------------------   -------------------   -----------   ----------
Small Cap Growth Stock Fund    Northwestern Mutual(4)       Class A - 557,030        39.29%       34.76%
                                                            Class B - 62,025         17.07%

Aggressive Growth Stock Fund   Northwestern Mutual          Class A - 5,626,623      78.46%       70.25%

International Equity Fund      Northwestern Mutual          Class A - 7,558,487      91.31%       86.14%

                               Grant Family Trust           Class B - 27,364          5.51%        0.31%
                               Helen Grant, Trustee
                               101 S. Yucca St., Apt. 184
                               Chandler, AZ 85224

Index 400 Stock Fund           Northwestern Mutual          Class A - 5,655,666      83.15%       75.01%
                                                            Class B - 120,949        13.45%

Growth Stock Fund              Northwestern Mutual          Class A - 4,392,938      81.41%       74.22%

Large Cap Core Stock Fund      Northwestern Mutual          Class A - 7,665,449      92.01%       86.51%

Index 500 Stock Fund           Northwestern Mutual          Class A - 3,225,544      58.58%       42.76%

                               Nationwide Life Insurance    Class A - 319,511         5.80%        4.24%
                               QPVA
                               P.O. Box 182029
                               Columbus, OH 43218

Asset Allocation Fund          Northwestern Mutual          Class A - 3,566,681      53.81%       43.40%

High Yield Bond Fund           Northwestern Mutual          Class A - 9,098,124      83.33%       78.60%

                                     Name and Address           Shares Owned       Percent       Percent
Fund                                 of Record Owner            of Record(1)      of Class(2)   of Fund(3)
----                           --------------------------   -------------------   -----------   ----------
Municipal Bond Fund            Northwestern Mutual          Class A - 7,944,444      82.36%       79.88%

                               Ann R. McSwiney              Class B - 21,820          7.31%        0.22%
                               1009 Buckworth Avenue
                               Franklin, TN 37064

                               Hammett Family Trust         Class B - 32,791         10.98%        0.33%
                               James A. Hammett &
                               Dorothy E. Hammet,
                               Trustees
                               12 Calle De La Luna
                               San Clemente, CA 92673

Select Bond Fund               Northwestern Mutual          Class A - 5,665,335      64.76%       58.46%

----------
(1) MSF has no knowledge as to whether all or any portion of the shares owned of record also are owned beneficially. Represents share ownership rounded to the nearest whole share.

(2) Percentages represent percent of Class A shares and Class B shares outstanding as of the Record Date, as applicable.

(3) Represents percent of the aggregate Class A and Class B shares outstanding for each Fund as of the Record Date. A shareholder who holds 25% or more of the outstanding shares of a fund may be presumed to be in "control" of such fund as defined in the 1940 Act.

(4) Northwestern Mutual's headquarters are located at 720 East Wisconsin Avenue, Milwaukee, WI 53202.

SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of MSF, the following table sets forth certain information regarding the ownership of shares of each of the Funds by the directors, director nominees and executive officers of MSF as of December 31, 2002. No information is given as to a Fund or class if a director, director nominee or officer held no shares of any or all classes of a Fund as of December 31, 2002.

                                                                            Shares            Percent
Name                                       Fund (Class)(1)          Beneficially Owned(2)   of Class(3)
----                               ------------------------------   ---------------------   -----------
William J. Blake ...............   None                                         --              --

Stephen N. Graff ...............   Growth Stock Fund                           769              *
                                   Index 500 Stock Fund                        682              *

Louis A. Holland ...............   None                                         --              --

Elizabeth L. Majers ............   None                                         --              --

William A. McIntosh ............   Index 400 Stock Fund                      1,909              *
                                   Small Cap Growth Stock Fund               4,586              *
                                   Aggressive Growth Stock Fund                641              *
                                   International Equity Fund                 1,661              *
                                   Growth Stock Fund                           360              *
                                   High Yield Bond Fund                      1,828              *
                                   Municipal Bond Fund                       1,926              *

Michael G. Smith ...............   High Yield Bond Fund                     77,803              *

Martin F. Stein ................   None                                         --              --

Edward J. Zore .................   Small Cap Growth Stock Fund               1,849              *
                                   International Equity Fund                 1,731              *
                                   Index 500 Stock Fund                      2,465              *

Mark G. Doll ...................   None                                         --              --

Charles D. Robinson ............   None                                         --              --

Walter M. Givler ...............   None                                         --              --

Patricia L. VanKampen ..........   None                                         --              --

William R. Walker ..............   Small Cap Growth Stock Fund                 738              *

Stephen P. Swanson .............   None                                         --              --

Varun Mehta ....................   None                                         --              --

Jefferson V. DeAngelis .........   None                                         --              --

Ronald C. Alberts ..............   Municipal Bond Fund                         136              *

David P. Keuler ................   None                                         --              --

Cindy L. Jackson ...............   Index 500 Stock Fund                      2,441              *
                                   Small Cap Growth Stock Fund               2,621              *
                                   Growth Stock Fund                         2,483              *

                                                                            Shares            Percent
Name                                       Fund (Class)(1)          Beneficially Owned(2)   of Class(3)
----                               ------------------------------   ---------------------   -----------
Michael P. Johnson .............   None                                         --               --
Merrill C. Lundberg ............   None                                         --               --
Barbara E. Courtney ............   None                                         --               --
All directors, director nominees
 and officers, as a group:         Small Cap Growth Stock Fund               9,794               *
                                   Aggressive Growth Stock Fund                641               *
                                   International Equity Fund                 3,392               *
                                   Index 400 Stock Fund                      1,909               *
                                   Growth Stock Fund                         3,612               *
                                   Large Cap Core Stock Fund                    --               --
                                   Index 500 Stock Fund                      5,588               *
                                   Asset Allocation Fund                        --               --
                                   High Yield Bond Fund                     79,631               *
                                   Municipal Bond Fund                       2,062               *
                                   Select Bond Fund                             --               --

----------
(1)  Represents Class A shares of each Fund, unless otherwise noted.

(2)  Rounded to the nearest whole share.

(3) An "*" indicates ownership represents less than 1% of the outstanding shares of the Fund as of the Record Date.

                       DIRECTOR AND DIRECTOR NOMINEE SHARE
                            OWNERSHIP BY DOLLAR RANGE

     The following two tables show the dollar range of each director and director nominee's ownership of shares of each Fund and each portfolio of the Series Fund as of December 31, 2002.

                     Director and Director Nominee Holdings
                           In Mason Street Funds, Inc.
                            (as of December 31, 2002)

                                      Graff     Holland   Majers    McIntosh      Smith     Stein      Zore
                                    ---------   -------   ------   ----------   --------   -----    ---------
Aggregate Holdings,                 $10,000 -                      Over         Over                $50,001 -
  All Funds ....................... $50,000      None      None    $100,000     $100,000    None    $100,000

Small Cap Growth                                                   $10,000 -                        $10,001 -
  Stock Fund ...................... None         None      None    $50,000      None        None    $50,000

Aggressive Growth                                                  $1 -
  Stock Fund ...................... None         None      None    $10,000      None        None    None

                                                                   $10,001 -                        $10,001 -
International Equity Fund ......... None         None      None    $50,000      None        None    $50,000

Index 400 Stock Fund                                               $10,001 -
  Stock Fund ...................... None         None      None    $50,000      None        None    None

                                    $1 -                           $1-
Growth Stock Fund ................. $10,000      None      None    $10,000      None        None    None

Large Cap Core
  Stock Fund ...................... None         None      None    None         None        None    None

                                    $1 -                                                            $10,000 -
Index 500 Stock Fund .............. $10,000      None      None    None         None        None    $50,000

Asset Allocation Fund ............. None         None      None    None         None        None    None

                                                                   $10,001 -    Over
High Yield Bond Fund .............. None         None      None    $50,000      $100,000    None    None

                                                                   $10,001 -
Municipal Bond Fund ............... None         None      None    $50,000      None        None    None

Select Bond Fund .................. None         None      None    None         None        None    None

                     Director and Director Nominee Holdings
                    In Northwestern Mutual Series Fund, Inc.
       (Indirect Holdings as of December 31, 2002, based on investment in variable annuity contracts and variable life insurance
                     policies issued by Northwestern Mutual)

                                      Graff   Holland   Majers   McIntosh   Smith   Stein     Zore
                                      -----   -------   ------   --------   -----   -----   --------
Aggregate Holdings,                                                                         Over
  All Portfolios ..................    None     None     None      None      None    None   $100,000

Small Cap Growth
  Stock Portfolio .................    None     None     None      None      None    None   None

T. Rowe Price
  Small Cap Value
  Portfolio .......................    None     None     None      None      None    None   None

Aggressive Growth                                                                           Over
  Stock Portfolio .................    None     None     None      None      None    None   $100,000

International Growth
  Portfolio .......................    None     None     None      None      None    None   None

Franklin Templeton International                                                            $10,001 -
  Equity Portfolio ................    None     None     None      None      None    None   $50,000

Index 400 Stock Portfolio .........    None     None     None      None      None    None   None

Growth Stock Portfolio ............    None     None     None      None      None    None   None

J. P. Morgan Select Growth and
  Income Stock Portfolio ..........    None     None     None      None      None    None   None

Capital Guardian
  Domestic Equity
  Portfolio .......................    None     None     None      None      None    None   None

Index 500 Stock                                                                             Over
  Portfolio .......................    None     None     None      None      None    None   $100,000

Asset Allocation
  Portfolio .......................    None     None     None      None      None    None   None

Balanced Portfolio ................    None     None     None      None      None    None   None

                                                                                            $10,001 -
High Yield Bond Portfolio .........    None     None     None      None      None    None   $50,000

Select Bond Portfolio .............    None     None     None      None      None    None   None

Money Market Portfolio ............    None     None     None      None      None    None   None

                      This page intentionally left blank.

                                   APPENDIX C

                     PROPOSED INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT, entered into this 31st day of January, 2003 between Mason Street Funds, Inc., a Maryland corporation ("MSF"), and Mason Street Advisors, LLC, a Wisconsin limited liability company ("MSA") (MSA being hereinafter referred to as the "Manager").

     WHEREAS, MSF is a series company as contemplated by the Investment Company Act of 1940 and currently has eleven series, each of which is represented by a separate class of capital stock, and nine of which are subject to this agreement: Aggressive Growth Stock Fund, International Equity Fund, Growth Stock Fund, Large Cap Core Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Municipal Bond Fund, and Select Bond Fund (the "Funds"); and

     WHEREAS, MSF and Manager wish to enter into an agreement setting forth the terms on which the Manager will perform certain services for MSF and the Funds.

     NOW, THEREFORE, it is mutually agreed as follows:

     1. MSF hereby employs the Manager to manage the investment and reinvestment of the assets of each Fund, to determine the composition of the assets of each Fund, including the purchase, retention or sale of the securities and cash contained in the Fund, subject to the supervision of the Board of Directors of MSF, for the period and on the terms in this Agreement set forth. The Manager will perform its duties in accordance with the investment objectives and policies of each Fund as stated in MSF's Articles of Incorporation, By-laws and Registration Statement and amendments thereto filed with the Securities and Exchange Commission and in resolutions adopted by MSF's Board of Directors. The Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent MSF in any way or otherwise be deemed an agent of MSF.

     2. The Manager assumes and shall pay for expenses not hereinafter assumed by the Funds that are incurred by the Manager in connection with the management of the investment and reinvestment of the assets of the Funds. Expenses to be paid by the Funds include, but are not limited to, the following expenses relating to the establishment, operation and affairs of the Funds: (i) expenses of maintaining the Fund and continuing its existence, (ii) registration of the Fund under the Investment Company Act, (iii) auditing and outside professional expenses, (iv) taxes and interest, (v) governmental fees, (vi) expenses related to issue, sale, repurchase and redemption of Fund shares, (vii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors,
(viii) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor (ix) expenses of reports to governmental officers and commissions, (x) insurance expenses, (xi) association membership dues, (xii) fees, expenses and disbursements of custodians for all services to the Fund, (xiii) expenses for servicing shareholder accounts, including transfer agent fees, (xiv) fees paid to pricing services for the pricing of Fund securities, (xv) fees paid to the Funds' administrator under an administrative services agreement, (xvi) fees paid for accounting services,
(xvii) fees paid to Standard and Poor's Corporation for the use of trademarks by MSF and the Funds, (xviii) fees paid to the directors of MSF for their services to MSF and the Funds, (xix) broker's commissions and issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party, (xx) organizational expenses of MSF and the Funds, (xxi) any direct charges to shareholders approved by the Directors of MSF who are not "interested persons" of MSF, and (xxii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of MSF to indemnify its Directors and officers with respect thereto.

     In connection with purchases or sales of portfolio securities for the account of each Fund, neither the Manager nor any of its directors, officers or employees will act as a principal or receive any commission as agent.

     The services of the Manager to each Fund hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

     3. For the services to be rendered and the charges and expenses assumed and to be paid by the Manager as provided in paragraph 2 hereof, each Fund shall pay to the Manager compensation at the annual rate of the percentage of the current value of the net assets of the Fund as set forth below:

Fund                                                                       Fee
----                                                                      -----
Aggressive Growth Stock ....................................              0.75%
International Equity .......................................              0.85%
Growth Stock ...............................................              0.75%
Large Cap Core Stock .......................................              0.65%
Index 500 Stock ............................................              0.30%
Asset Allocation ...........................................              0.70%
High Yield Bond ............................................              0.75%
Municipal Bond .............................................              0.30%
Select Bond ................................................              0.30%

     Such compensation shall be payable at such intervals, not more frequently than monthly and not less frequently than quarterly, as the Board of Directors of MSF may from time to time determine and specify in writing to the Manager. Such compensation shall be calculated on the basis of the aggregate of the averages of all the valuations of the net assets of the Fund made as of the close of business on each valuation day during the period for which such compensation is paid.

     Such compensation shall be charged to the Fund on each valuation day. The amount of the compensation will be deducted on each valuation day from the value of the Fund prior to determining the Fund's net asset value for the day and shall be transmitted or credited to the Manager.

     4. MSF shall cause the books and accounts of each Fund to be audited at least once each year by a reputable independent public accountant or organization of public accountants who shall render a report to MSF.

     5. Subject to the Articles of Incorporation of MSF and of the Manager respectively, it is understood that directors, officers, employees, agents and stockholders of MSF are or may be interested in the Manager (or any successor thereof) as directors, officers, employees, agents, or stockholders, or otherwise, that directors, officers, agents and stockholders of the Manager are or may be interested in MSF as directors officers, employees, agents or stockholders or otherwise, that the Manager (or any successor) is or may be interested in MSF as a stockholder or otherwise.

     6. This Agreement shall continue in effect so long as its continuance is specifically approved at least annually by the vote of a majority of those directors of MSF who are not parties to the Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and by either a majority of the Board of Directors of MSF or a majority of the outstanding voting securities of each Fund (as defined in the Investment Company Act of 1940). Shareholder approval shall be effective with respect to any Fund vote for the approval, notwithstanding that a majority of the outstanding voting securities of MSF or of the other Funds have not voted for approval. As to the Large Cap Core Stock Fund only, this agreement shall terminate 150 days after the date hereof unless it has earlier been approved by a majority of the Large Cap Core Stock Fund's outstanding voting securities.

     This Agreement may at any time be terminated without the payment of any penalty either by vote of the Board of Directors of MSF or by vote of the majority of the voting securities of any Fund, on sixty days' written notice to the Manager. This Agreement may also be terminated by the Manager on ninety days' written notice to MSF. This Agreement shall immediately terminate in the event of its assignment (as defined in the Investment Company Act of 1940). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

     7. Notwithstanding any other provision of this Agreement MSF hereby authorizes the Manager to employ investment sub-advisers for the purpose of providing investment management services for the International Equity Fund and the Large Cap

Core Stock Fund pursuant to this Agreement, provided, however, that (1) the compensation to be paid to such investment sub-advisers shall be the sole responsibility of the Manager, (2) the duties and responsibilities of the investment sub- advisers shall be as set forth in sub-advisory agreements including MSA and the investment sub-adviser as parties, (3) such sub-advisory agreements shall be adopted and approved in conformity with the applicable laws and regulations, and (4) such sub-advisory agreements may be terminated at any time by MSA, the Board of Directors of MSF, or by a majority vote of the relevant Fund's outstanding voting securities on not more than 60 days' written notice to the sub-adviser.

     8. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of MSF shall have been approved, with respect to any Fund, by vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940) as provided in paragraph 6, if such vote is required by the Investment Company Act of 1940.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

Attest:                                    MASON STREET FUNDS, INC.


By__________________________________       By__________________________________
  Merrill C. Lundberg, Secretary                   Edward J. Zore, President


Attest:                                    MASON STREET ADVISORS, LLC


By__________________________________       By__________________________________
Merrill C. Lundberg, Assistant               Secretary Mark G. Doll, President

MSF

CHOOSE YOUR METHOD OF VOTING

VOTE BY INTERNET

* Go to www.proxyweb.com

* Follow the simple instructions.

* Enter the control number at left.

OR

VOTE BY MAIL

* Complete your proxy ballot.

* Sign and date your card.

* Mail in the envelope provided.


***    CONTROL NUMBER:  999  999  999  999  99    ***

MASON STREET FUNDS, INC.
PROXY SOLICITATION BY THE BOARD OF DIRECTORS

FUND NAME PRINTS HERE

By signing this proxy ballot, I appoint Messrs. Stephen N. Graff and Martin F. Stein as my Attorneys to vote all Mason Street Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held at 8:30 a.m., local time, on May 1, 2003, and at any postponements or adjournments thereof. Any one of my Attorneys may vote my shares as specified on this ballot, vote any other matters that arise at the meeting in accordance with his best judgment, and appoint substitute Attorneys to vote on my behalf. I revoke any previous proxies that I have executed, and acknowledge receipt of the Notice of Special Meeting of Shareholders and the proxy statement.

PLEASE NOTE: Before voting read the proxy statement carefully for an explanation of each proposal. Your proxy will be voted FOR each proposal unless you specify otherwise. Your votes will count only for funds actually considering specific proposals. The Board of Directors recommends a vote FOR all proposals and nominees.

Dated: ________________, 2003

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature(s)(Title(s), if applicable)

(Sign in the Box)

NOTE: All required shareholders should sign exactly as their names appear on this ballot. When signing in a fiduciary capacity (e.g., trustee, etc.), please so state. Signers for corporate and partnership accounts should be authorized persons and indicate their title.

MASON STREET FUNDS

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

PROPOSALS:

1. ELECT THE FOLLOWING NOMINEES AS DIRECTORS:

(01) Louis A. Holland, (02) Elizabeth L. Majers, (03) William A. McIntosh,
(04) Michael G. Smith, (05) Edward J. Zore.

FOR                        WITHHOLD                  FOR ALL
ALL                        ALL                       EXCEPT**

**To withhold authority to vote for any individual Nominee(s), write the number(s) on the line below.

3. To amend the Funds' investment restriction on:

3(a)(ii). industry concentration

3(b). borrowing/issuing senior securities

3(c). lending

3(d). underwriting

3(e). commodities

FOR ALL           AGAINST           ABSTAIN
(Except           ALL               ALL
as Marked
at left)

If you wish to vote against or abstain from a particular sub-proposal applicable to your Fund, please write the number and letter(s) of the sub-proposal on the line below and indicate a "Vote Against" or Vote an "Abstention."

4. To reclassify the Fund as non-diversified and eliminate the diversification restriction as fundamental.

FOR         AGAINST                 ABSTAIN

5. To eliminate the following investment restrictions:

5(b). limiting the percentage of securities of any one issuer that may be acquired

5(c). short sales

5(d). margin purchases

5(e). loans for non-business purposes or to unseasoned issuers

5(f). investment in other investment companies

5(g). regarding liquidity

5(h). investing for control or influence

FOR ALL           AGAINST  ABSTAIN
(Except           ALL               ALL
as Marked
at left)

If you wish to vote against or abstain from a particular sub-proposal applicable to your Fund, please write the number and letter(s) of the sub-proposal on the line below and indicate a "Vote Against" or Vote an "Abstention."

MASON - A

PLEASE SIGN ON REVERSE SIDE

CHOOSE YOUR METHOD OF VOTING

VOTE BY INTERNET

* Go to www.proxyweb.com

* Follow the simple instructions.

* Enter the control number at left.

OR

VOTE BY MAIL

* Complete your proxy ballot.

* Sign and date your card.

* Mail in the envelope provided.

***    CONTROL NUMBER:  999  999  999  999  99    ***

MASON STREET FUNDS, INC.
PROXY SOLICITATION BY THE BOARD OF DIRECTORS

FUND NAME PRINTS HERE

By signing this proxy ballot, I appoint Messrs. Stephen N. Graff and Martin F. Stein as my Attorneys to vote all Mason Street Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held at 8:30 a.m., local time, on May 1, 2003, and at any postponements or adjournments thereof. Any one of my Attorneys may vote my shares as specified on this ballot, vote any other matters that arise at the meeting in accordance with his best judgment, and appoint substitute Attorneys to vote on my behalf. I revoke any previous proxies that I have executed, and acknowledge receipt of the Notice of Special Meeting of Shareholders and the proxy statement.

PLEASE NOTE: Before voting read the proxy statement carefully for an explanation of each proposal. Your proxy will be voted FOR each proposal unless you specify otherwise. Your votes will count only for funds actually considering specific proposals. The Board of Directors recommends a vote FOR all proposals and nominees.

Dated: ________________, 2003

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature(s)(Title(s), if applicable)

(Sign in the Box)

NOTE: All required shareholders should sign exactly as their names appear on this ballot. When signing in a fiduciary capacity (e.g., trustee, etc.), please so state. Signers for corporate and partnership accounts should be authorized persons and indicate their title.

MASON STREET FUNDS

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

PROPOSALS:

1. ELECT THE FOLLOWING NOMINEES AS DIRECTORS:

(01) Louis A. Holland, (02) Elizabeth L. Majers, (03) William A. McIntosh,
(04) Michael G. Smith, (05) Edward J. Zore.

FOR                        WITHHOLD                  FOR ALL
ALL                        ALL                       EXCEPT**

**To withhold authority to vote for any individual Nominee(s), write the number(s) on the line below.

3. To amend the Funds' investment restriction on:

3(a)(i).  industry concentration

3(b).  borrowing/issuing senior securities

3(c). lending

3(d). underwriting

3(e). commodities

FOR ALL           AGAINST           ABSTAIN
(Except           ALL               ALL
as Marked
at left

If you wish to vote against or abstain from a particular sub-proposal applicable to your Fund, please write the number and letter(s) of the sub-proposal on the line below and indicate a "Vote Against" or Vote an "Abstention."

5. To eliminate the following investment restrictions:

5(a). diversification

5(b). limiting the percentage of securities of any one issuer that may be acquired

5(c). short sales

5(d). margin purchases

5(e). loans for non-business purposes or to unseasoned issuers

5(f). investment in other investment companies

5(g). regarding liquidity

5(h). investing for control or influence

FOR ALL           AGAINST           ABSTAIN
(Except           ALL               ALL
as Marked
at left

If you wish to vote against or abstain from a particular sub-proposal applicable to your Fund, please write the number and letter(s) of the sub-proposal on the line below and indicate a "Vote Against" or Vote an "Abstention."

MASON - B

PLEASE SIGN ON REVERSE SIDE

CHOOSE YOUR METHOD OF VOTING

VOTE BY INTERNET

* Go to www.proxyweb.com

* Follow the simple instructions.

* Enter the control number at left.

OR

VOTE BY MAIL

* Complete your proxy ballot.

* Sign and date your card.

* Mail in the envelope provided.


***    CONTROL NUMBER:  999  999  999  999  99    ***

MASON STREET FUNDS, INC.
PROXY SOLICITATION BY THE BOARD OF DIRECTORS

FUND NAME PRINTS HERE

By signing this proxy ballot, I appoint Messrs. Stephen N. Graff and Martin F. Stein as my Attorneys to vote all Mason Street Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held at 8:30 a.m., local time, on May 1, 2003, and at any postponements or adjournments thereof. Any one of my Attorneys may vote my shares as specified on this ballot, vote any other matters that arise at the meeting in accordance with his best judgment, and appoint substitute Attorneys to vote on my behalf. I revoke any previous proxies that I have executed, and acknowledge receipt of the Notice of Special Meeting of Shareholders and the proxy statement.

PLEASE NOTE: Before voting read the proxy statement carefully for an explanation of each proposal. Your proxy will be voted FOR each proposal unless you specify otherwise. Your votes will count only for funds actually considering specific proposals. The Board of Directors recommends a vote FOR all proposals and nominees.

Dated: ________________, 2003

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature(s)(Title(s), if applicable)

(Sign in the Box)

NOTE: All required shareholders should sign exactly as their names appear on this ballot. When signing in a fiduciary capacity (e.g., trustee, etc.), please so state. Signers for corporate and partnership accounts should be authorized persons and indicate their title.

MASON STREET FUNDS

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

PROPOSALS:

1. ELECT THE FOLLOWING NOMINEES AS DIRECTORS:

(01) Louis A. Holland, (02) Elizabeth L. Majers, (03) William A. McIntosh,
(04) Michael G. Smith, (05) Edward J. Zore.

FOR                        WITHHOLD         FOR ALL
ALL                        ALL              EXCEPT**

**To withhold authority to vote for any individual Nominee(s), write the number(s) on the line below.

2. To approve an Amended Investment Advisory Agreement between Mason Street Funds, Inc., on behalf of the Large Cap Core Stock Fund, and Mason Street Advisors LLC.

FOR                        AGAINST          ABSTAIN

3. To amend the Funds' investment restriction on:

3(a)(i).  industry concentration

3(b). borrowing/issuing senior securities

3(c). lending

3(d). underwriting

3(e). commodities

FOR ALL           AGAINST           ABSTAIN
(Except           ALL               ALL
as Marked
at left)

If you wish to vote against or abstain from a particular sub-proposal applicable to your Fund, please write the number and letter(s) of the sub-proposal on the line below and indicate a "Vote Against" or Vote an "Abstention."

5. To eliminate the following investment restrictions:

5(a). diversification

5(b). limiting the percentage of securities of any one issuer that may be acquired

5(c). short sales

5(d). margin purchases

5(e). loans for non-business purposes or to unseasoned issuers

5(f). investment in other investment companies

5(g). regarding liquidity

5(h). investing for control or influence

FOR ALL           AGAINST           ABSTAIN
(Except           ALL               ALL
as Marked
at left)

If you wish to vote against or abstain from a particular sub-proposal applicable to your Fund, please write the number and letter(s) of the sub-proposal on the line below and indicate a "Vote Against" or Vote an "Abstention."

MASON - C

PLEASE SIGN ON REVERSE SIDE